          Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                          CARL KARCHER ENTERPRISES INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                 DONALD E. DOYLE
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        ------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
      Set forth the amount on which the filing fee is calculated and state how it was determined.

/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        $89,457.02

     2) Form, Schedule or Registration Statement No.:

        Form S-4          Registration No. 33-52523

     3) Filing Party:

        CKE Restaurants Inc.

     4) Date Filed:

        4-11-94

                         CARL KARCHER ENTERPRISES, INC.
                          1200 NORTH HARBOR BOULEVARD
                           ANAHEIM, CALIFORNIA 92801

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 20, 1994

To the Shareholders of Carl Karcher Enterprises, Inc.:

     The Annual Meeting of Shareholders of Carl Karcher Enterprises, Inc. ("Enterprises") will be held at the Anaheim Marriott Hotel, Marriott Hall North, 700 West Convention Way, Anaheim, California, on Monday, June 20, 1994 at 9:30 a.m. for the following purposes:

     1. To vote upon a proposal to approve a Plan of Reorganization and Agreement of Merger pursuant to which Enterprises will become a wholly-owned subsidiary of a new Delaware holding company called CKE Restaurants, Inc. (the "Company"), Enterprises' shares will be converted into shares of the Company and certain other changes affecting shareholders' rights will be made.

     2.  To elect directors.

     3. To consider and act upon a proposal to approve the CKE Restaurants, Inc. 1994 Stock Incentive Plan both in their capacity as shareholders of Enterprises and as future stockholders of the Company.

     4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Shareholders of record at the close of business on May 10, 1994 will be entitled to vote at the meeting. A list of the shareholders entitled to vote at the meeting will be maintained at the corporate headquarters in the city of Anaheim (at the address shown above) for at least twenty days prior to the meeting.

                                          By Order of the Board of Directors,

                                          Daniel W. Holden
                                          Secretary
Anaheim, California
May 17, 1994

     To assure that your shares will be voted at the meeting, you are requested to sign the attached proxy and return it promptly in the enclosed postage-paid, addressed envelope. No additional postage is required if mailed in the United States. If you attend the meeting you may vote in person even though you have sent in your proxy.

                         CARL KARCHER ENTERPRISES, INC.

                             CKE RESTAURANTS, INC.

                            ------------------------

                         PROXY STATEMENT AND PROSPECTUS

                         ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 20, 1994

     This Proxy Statement and Prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors of Carl Karcher Enterprises, Inc., a California corporation ("Enterprises"), for use at the Annual Meeting of Shareholders to be held on June 20, 1994 (the "Meeting"). This Proxy Statement and Prospectus also serves as the Prospectus of CKE Restaurants, Inc., a Delaware corporation (the "Company"), under the Securities Act of 1933 with respect to the issuance of up to 20,053,942 shares of Common Stock, $.01 par value, of the Company ("Company Common Stock"), to the shareholders of Enterprises in connection with the proposed formation of the Company as a Delaware holding company for Enterprises as described herein.

     This Proxy Statement and Prospectus does not cover any resales of Company Common Stock received by Enterprises shareholders upon the implementation of the holding company structure as described herein. No person is authorized to make any use of this Proxy Statement and Prospectus in connection with any such resale or in connection with the offer of any other securities.

     It is anticipated that the mailing of this Proxy Statement and Prospectus and accompanying form of Proxy to shareholders will begin on or about May 20, 1994.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON
        THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

        THE DATE OF THIS PROXY STATEMENT AND PROSPECTUS IS MAY 17, 1994.

                             AVAILABLE INFORMATION

     This Proxy Statement does not contain all of the information set forth in the Registration Statement that the Company has filed with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933 in connection with the proposal to establish a holding company structure described herein. The Registration Statement, including exhibits, may be inspected or copied at prescribed rates at the Public Reference Section of the SEC at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549 and at the SEC's Regional Offices in New York, 7 World Trade Center, New York, New York 10048, and Chicago, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661.

     Enterprises is subject to the information, reporting and proxy statement requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and, in accordance therewith, files reports, proxy statements and other information with the SEC. Reports, proxy statements and other information concerning Enterprises can be inspected at the SEC's office at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and the SEC's Regional Offices in New York, 7 World Trade Center, New York, New York 10048, and Chicago, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material, can be obtained from such facilities and the Public Reference Section of the SEC at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, at prescribed rates.

     In connection with the reincorporation described herein, the Company will become subject to the same information, reporting and proxy statement requirements under the Exchange Act as currently apply to Enterprises, and copies of materials will be available for inspection and copying at the offices of the SEC set forth above. In addition, the Company's shares of Common Stock have been authorized for listing on the New York Stock Exchange, and copies of such material that are available for inspection and copying at the offices of the SEC set forth above can also be inspected at the office of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

                      DOCUMENTS INCORPORATED BY REFERENCE

     Enterprises' Annual Report on Form 10-K for the fiscal year ended January 31, 1994, which has previously been filed by Enterprises with the Commission, is incorporated herein by reference. All documents subsequently filed by Enterprises or the Company with the Commission pursuant to Sections 13(a) and
(c), 14 or 15(d) of the Securities Exchange Act of 1934 prior to the Annual Meeting or any adjournment or postponement thereof shall be deemed to be incorporated in this Prospectus and Proxy Statement by reference and to be part hereof from the date of filing of such documents.

     Any statement contained in a document incorporated or deemed to be incorporated by reference herein, or contained in this Prospectus and Proxy Statement, shall be deemed to be modified or superseded for purposes of this Prospectus and Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus and Proxy Statement.

     Enterprises hereby undertakes to provide without charge to each person to whom a copy of this Prospectus and Proxy Statement has been delivered, on the written or oral request of any such person, a copy of any or all of the documents referred to above which have been or may be incorporated in this Prospectus and Proxy Statement by reference, other than exhibits to such documents. Requests for such copies should be directed to the Office of the Senior Vice President, Chief Financial Officer, Carl Karcher Enterprises, Inc., 1200 North Harbor Boulevard, Anaheim, California 92801 (telephone number (714) 774-5796).

                            ------------------------

     NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROXY STATEMENT AND PROSPECTUS AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROXY STATEMENT AND PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL A SECURITY, OR A SOLICITATION OF A PROXY, IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT WOULD BE

UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS PROXY STATEMENT AND PROSPECTUS NOR ANY DISTRIBUTION OF THE SECURITIES MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF ENTERPRISES OR OF THE COMPANY SINCE THE DATE OF THIS PROXY STATEMENT AND PROSPECTUS.

                            SOLICITATION OF PROXIES

     At the Meeting, the shareholders of Enterprises will be asked: (1) to approve the principal terms of a Plan of Reorganization and Agreement of Merger substantially in the form of Appendix A hereto (the "Merger Agreement") pursuant to which Enterprises will become a wholly-owned subsidiary of the Company and the outstanding shares of Common Stock of Enterprises, without par value ("Enterprises Common Stock"), will be converted into shares of Company Common Stock (the "Reincorporation Proposal"); (2) to vote upon the election of directors; (3) to approve the CKE Restaurants, Inc. 1994 Stock Incentive Plan (the "1994 Plan"); and (4) to act upon such other matters as may properly come before the Meeting. Your Board of Directors is asking for your proxy for use at the Meeting. A shareholder giving a proxy may revoke it at any time before it is exercised. Any proxy that is not revoked will be voted at the Meeting in accordance with the shareholder's instructions indicated on the proxy card. If no instructions are marked on the proxy card, the shares represented thereby will be voted in favor of the Reincorporation Proposal, for the election of the Directors named thereon and for the adoption of the 1994 Plan. Although management does not know of any other matter to be acted upon at the Meeting, shares represented by valid proxies will be voted by the persons named on the proxy card in accordance with their best judgment with respect to any other matters that may properly come before the Meeting.

     The cost of preparing, assembling and mailing this Notice of Annual Meeting, Proxy Statement and the enclosed proxy card (estimated to be $350,000, of which $136,000 had been incurred by Enterprises through April 7, 1994) will be paid by Enterprises. In addition, following the mailing of this Proxy Statement, directors, officers and regular employees of Enterprises may solicit proxies by mail, telephone, telegraph or personal interview; such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Enterprises Common Stock of record will be requested to forward proxy soliciting material to the beneficial owners of such shares and will be reimbursed by Enterprises for their charges and expenses in connection therewith. It is anticipated that the mailing of proxy materials will begin on or about May 20, 1994.

                             RECORD DATE AND VOTING

     Holders of Enterprises Common Stock of record at the close of business on May 10, 1994, are entitled to notice of, and to vote at, the Meeting. There were 18,755,186 shares of Enterprises Common Stock outstanding at the record date. A shareholder giving a proxy may revoke it at any time before it is voted by filing with Enterprises' Secretary either a written notice of revocation or a duly executed proxy bearing a later date or by appearing at the Meeting and voting in person. Unless a proxy is revoked, shares represented by a proxy will be voted. On matters for which no contrary voting instructions are given, shares will be voted in accordance with the recommendations of the Board of Directors as shown on the proxy. On a matter for which the "ABSTAIN" or "WITHHOLD VOTE" instruction is given, shares will be voted neither "FOR" nor "AGAINST." Each shareholder will be entitled to one vote per share on the Reincorporation Proposal and the approval of the 1994 Plan. Approval of the Reincorporation Proposal requires the affirmative vote of the holders of a majority of the number of shares of Enterprises Common Stock outstanding on the Record Date. The approval of the 1994 Plan and all other matters as may properly come before the Meeting (other than the election of directors and the Reincorporation Proposal) require the affirmative vote of a majority of shares of the Enterprises Common Stock present in person or represented by proxy at the meeting and entitled to vote on such subject matter, assuming such majority also constitutes at least a majority of the required quorum. Other than in the event of cumulative voting, directors will be elected by a plurality of the votes of the shares of Enterprises Common Stock present in person or represented by proxy and entitled to vote on the election of directors. Abstentions will be treated as the equivalent of a negative vote for the purpose of determining whether a proposal has been adopted and will have no effect for the purpose of determining whether a director has been elected. As to the Reincorporation Proposal and the proposal to approve the 1994 Plan, the New York Stock Exchange rules generally require when shares are registered in street or nominee name that their member brokers receive specific instructions from the beneficial owners in order to vote on such a proposal. If a member broker indicates on the Proxy that such broker does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to those matters.

     If any shareholder gives notice at the meeting of his or her intention to cumulate votes, each holder of Common Stock will be entitled to vote his or her shares cumulatively in the election of directors. Cumulative voting means that each share of Common Stock is entitled to a number of votes equal to the number of directors to be elected, which votes may be cast for one nominee or distributed among two or more nominees. If votes are cumulated at the Annual Meeting, each share will be entitled to eight votes in connection with the election of directors. Management does not presently intend to give notice to cumulate votes, but they may elect to do so in the event of a contested election or other, presently unexpected, circumstance. In the event of cumulative voting, the accompanying proxy authorizes the proxies, in their discretion, to vote cumulatively and to distribute in any manner the votes to which each share is entitled in the election of directors, among the nominees for whom the authority to vote has not been withheld in the accompanying proxy. At the Company's 1993 Annual Meeting, approximately 83% of the outstanding voting power was represented and participated in the election of directors. In the election, all directors received affirmative votes of approximately 81% of the outstanding voting power.

     On all other matters to come before the Annual Meeting, each holder of Common Stock will be entitled to one vote for each share owned.

                        PRINCIPAL HOLDERS OF SECURITIES

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of January 31, 1994, by each person who is known by the Company to beneficially own more than five percent of the outstanding Common Stock, by each director, by each executive officer listed in the Summary Compensation Table and by all directors and officers as a group. Except as otherwise indicated, beneficial ownership includes both voting and investment power.

                                                       AMOUNT AND NATURE
                                                         OF BENEFICIAL            PERCENT OF
            NAME AND ADDRESS OF BENEFICIAL OWNER           OWNERSHIP               CLASS(1)
            ------------------------------------       -----------------          ----------
        Cannae Limited Partnership(2)...............       4,343,752(2)             23.3%(2)
          3811 W. Charleston, Suite 210
          Las Vegas, Nevada 89102
        Carl N. Karcher.............................       2,075,062(4)             11.1(4)
          700 North Clementine
          Anaheim, California 92805
        Brinson Partners, Inc. .....................       1,625,200(5)              8.7(5)
        Brinson Trust Company
        Brinson Holdings, Inc.
        c/o Brinson Partners, Inc.
          209 South LaSalle
          Chicago, Illinois 60604-1295

                                                       AMOUNT AND NATURE
                                                         OF BENEFICIAL            PERCENT OF
            NAME AND ADDRESS OF BENEFICIAL OWNER           OWNERSHIP               CLASS(1)
            ------------------------------------       ------------------         ----------
        Dito-Devcar, Inc. ..........................       1,199,072(6)               6.4(6)
        Dito-Devcar, LP
        Pickup Charitable Unitrust #1
        Pickup TMP Charitable Trust
        Pickup DRP Charitable Trust
        c/o Mr. Richard H. Pickup
          500 Newport Center Drive,
          Suite 550
          Newport Beach, California 92660
        William P. Foley II.........................       4,343,752(2)(3)           23.3%(2)(3)
          2100 Main Street, Suite 400
          Irvine, California 92714
        Donald E. Doyle.............................          17,121                 *
          1200 North Harbor Boulevard
          Anaheim, California 92801
        Peter Churm.................................          11,824                 *
          Furon Company
          29982 Ivy Glenn Drive
          Laguna Niguel, California 92677
        Daniel W. Holden............................          21,966                 *
          Holden & Fergus
          500 State College Boulevard, Suite 780
          Orange, California 92668
        Carl L. Karcher.............................          65,546(7)              *
          73-101 Highway 111, Suite 1
          Palm Desert, California 92260
        Daniel D. (Ron) Lane........................       4,343,752(2)(3)           23.3%(2)(3)
          Lane/Kuhn Pacific, Inc.
          14 Corporate Plaza
          Newport Beach, California 92660
        Kenneth O. Olsen............................          16,750                 *
          324 Muirfield Road
          Los Angeles, California 90020
        Elizabeth A. Sanders........................           6,000                 *
          The Sanders Partnership
          12835 Sutter Creek Road
          Sutter Creek, California 95685
        Loren C. Pannier............................         284,374(8)               1.5(8)
          1200 North Harbor Boulevard
          Anaheim, California 92801
        Rory J. Murphy..............................          18,742(8)              *
          1200 North Harbor Boulevard
          Anaheim, California 92801
        Kerry W. Coin...............................           1,000                 *
          222 South Harbor Boulevard, Suite 300
          Anaheim, California 92805
        Richard C. Celio............................          28,374(8)              *
          1200 North Harbor Boulevard
          Anaheim, California 92801
        All executive officers and directors
          as a group (17 persons)...................       6,477,863(9)              34.0(9)

- ---------------

 *  Less than one percent.

(1) Calculated based on 18,676,587 shares of Enterprises Common Stock outstanding on January 31, 1994.

(2) Based on a Schedule 13D, as restated by amendments thereto, filed by the following persons and entities as a group, who have agreed to become Class B Limited Partners of Cannae Limited Partners (the "Partnership"): (a) Folco Development Corporation ("Folco"), c/o William P. Foley II, 2100 S.E. Main Street, Suite 400, Irvine, California 92714; (b) Daniel V., Inc. and the Daniel P. Lane Revocable Trust U/D/T July 10, 1992 (collectively, the "Daniel Entities"), 3811 W. Charleston, Suite 210, Las Vegas, Nevada 89102;
    (c) Frank P. Willey ("Willey"), 2100 S.E. Main Street, Suite 400, Irvine, California 92714; (d) Ce Mar Las Vegas X, Inc., 1700 Lamb Boulevard, Las Vegas, Nevada 89115; (e) Robert L. Berry and Nancy L. Berry, Trustees of the Berry Living Trust dated November 5, 1987, 2100 S.E. Main Street, Suite 400, Irvine, California 92714; (f) Max Hickman, 2100 S.E. Main Street, Suite 400, Irvine, California 92714; and (g) Vince Salvatore and Anna M. Salvatore, Trustees of the Salvatore Family Trust dated November 8, 1991, 22932 Calle Azoria, Mission Viejo, California 92692. Such restated Schedule 13D also states that the following persons will become Class B Limited Partners upon completion of certain documents and the making of certain capital contributions to the Partnership: (a) Lawrence Calida, 2100 S.E. Main Street, Suite 400, Irvine, California 92714; (b) Wayne Diaz, 5925 Stoneridge Drive, P.O. Box 10425, Pleasanton, California 94588; (c) Carl Strunk, 2100 S.E. Main Street, Suite 400, Irvine, California 92714; (d) Ron Maggard, 5700 Division Street, Suite 204, Riverside, California 92506 and (e) Daniel M. Culnane, 17352 Daimler Street, Second Floor, Irvine, California 92714. The aggregate number of shares set forth above includes: (1) 3,820,002 shares held by the Partnership; (2) 463,750 shares held by Folco; (3) 50,000 shares held in the aggregate by the Daniel Entities; and (4) 10,000 shares held by Willey. The restated Schedule 13D states that the Class A Limited Partner of the Partnership is Carl N. Karcher, as sole trustee of the Carl N. and Margaret M. Karcher Trust (the "Trust") (see the table above and related footnotes). In its Schedule 13D, the Trust and Mr. and Mrs. Karcher disclaim beneficial ownership of the Partnership's shares. The General Partner of the Partnership is Bognor Regis, Inc., a Nevada corporation. According to the
    Schedule 13D, William P. Foley II is the President of Bognor Regis, Inc. and owns and controls Folco.

(3) The restated Schedule 13D states that each of the Class B Limited Partners described in Footnote (2) have sole voting and shared dispositive power with respect to such shares.

(4) Based on a Schedule 13D, as restated by amendments thereto, filed by the Trust, which states (w) that the Trust is the beneficial owner of 1,630,362 shares; (x) that the Trust has the right to make an optional prepayment of $3,000,000 to the Partnership no later than June 10, 1994 and upon such prepayment the Partnership will transfer back to the Trust 411,112 shares;
    (y) that 33,000 shares are held of record by the Carl N. and Margaret M. Karcher Foundation, the beneficial ownership of which the Trust, and Mr. and Mrs. Karcher disclaim and (z) that Mr. Karcher is individually the beneficial owner of 524 shares and Mrs. Karcher individually is the beneficial owner of 64 shares. Mr. Karcher is described as the sole Trustee of the Trust and as having the sole right to vote the Trust's shares and, subject to certain limitations set forth in the Trust's governing instruments, to dispose of the Trust's shares. Mr. Karcher and Margaret M. Karcher, his wife, are described as the lifetime beneficiaries of the Trust. The Trust and Mr. and Mrs. Karcher disclaim any beneficial ownership in the 3,820,002 shares owned by the Partnership.

(5) Based on a Schedule 13G and amendments thereto filed by Brinson Partners, Inc. on behalf of the named entities and includes 746,293 shares held by Brinson Partners, Inc. and 878,907 shares held by Brinson Trust Company.

(6) Based on a Schedule 13D, as restated by amendments thereto, filed by the following persons and entities as a group: (a) Dito-Devcar, Inc. with respect to 1,004,000 shares; (b) Dito-Devcar, LP with respect to 6,500 shares; (c) Pickup Charitable Unitrust #I with respect to 38,500 shares; (d) Pickup TMP Charitable Trust with respect to 75,036 shares and (e) Pickup DRP Charitable Trust with respect to 75,036 shares.

(7) Includes (a) 180 shares held by Carl L. Karcher and (b) 65,366 shares held by Carl L. Karcher and Peggy L. Karcher, as trustees under a trust dated January 31, 1983 for the benefit of Carl L. and Peggy L. Karcher.

(8) Includes for Messrs. Pannier, Murphy and Celio: (a) 5,491, 1,402 and 494 shares held in trust for the benefit of such persons under the Investment Plan (see "Executive Compensation -- Retirement Plans") and (b) 243,736, 17,340 and 27,880 shares subject to presently exercisable options or options that become exercisable on or prior to April 2, 1994.

(9) Includes (a) 8,123 shares held in trust for the benefit of such persons under the Investment Plan (see "Executive Compensation -- Retirement Plans") and (b) 301,045 shares subject to presently exercisable options or options that become exercisable on or prior to April 2, 1994.

                              RECENT DEVELOPMENTS

BOSTON CHICKEN DEVELOPMENT AGREEMENT

     In January 1994, Enterprises entered into a Development Agreement with Boston Chicken, Inc. ("BCI") that grants rights to Enterprises, as a franchisee of BCI, to develop and operate 200 Boston Chicken Stores (with an option, at Enterprises' election, to develop 100 more stores) in three designated areas of California (the "Designated Markets"). The Designated Markets comprise a specified market area around Sacramento, the County of San Diego and nine counties in the greater Los Angeles area (including the counties of Los Angeles, Orange, Riverside, Santa Barbara and San Bernardino). The Company plans to achieve a rapid and cost-effective roll-out of Boston Chicken Stores by first converting a number of Carl's Jr. Restaurants. Of the first 50 Boston Chicken Stores, the Company anticipates that between 10 and 15 will be converted Carl's Jr. Restaurants. By converting these selected Carl's Jr. Restaurants, management's strategy is designed to accelerate the development of Boston Chicken Stores in the Designated Markets, achieve a sales and profit shift to surrounding Carl's Jr. locations and eliminate certain underperforming Carl's Jr. restaurants. The Company does not currently anticipate converting any additional Carl's Jr. Restaurants to Boston Chicken Stores after the initial 10 to 15 conversions are completed.

     Boston Chicken Stores specialize in complete meals featuring rotisserie roasted chicken, fresh-baked chicken pot pies, a variety of chicken sandwiches, chicken soup and fresh vegetables, salads and other side dishes, including mashed potatoes made from scratch, corn, stuffing and creamed spinach, as well as beverages and desserts. Boston Chicken Stores offer meals with the convenience and value associated with fast food, but the quality and freshness associated with traditional home cooking. The signature menu item is chicken that is marinated and then slow-roasted in rotisserie ovens in full view of the customer. The Company believes that the Boston Chicken Store concept has proven to be successful to date in other areas of the United States and is well suited to California consumer tastes.

NEW YORK STOCK EXCHANGE LISTING

     On April 25, 1994, the shares of Enterprises Common Stock were listed and began trading on the New York Stock Exchange under the symbol "CKR."

VALUE PRICING

     As a result of consumer research and as part of Enterprises' new marketing and advertising strategy more specifically discussed in its Annual Report on Form 10-K for the fiscal year ended January 31, 1994, Enterprises recently introduced a more simplified menu and a new pricing structure designed to improve consumer perceptions of quality and value. The campaign is designed to promote the Carl's Jr. Restaurant concept as the same great food at lower everyday prices.

ARBITRATION AWARD

     In March 1994, a binding arbitration proceeding awarded to an invester group a judgment of $3,000,000 based upon an alleged breach of contract concerning negotiations for the purchase of several existing Carl's Jr. Restaurants. The award, payable during fiscal 1995, was accrued in other current liabilities as of January 31, 1994 and will have no material effect on Enterprises' financial condition.

                      SUMMARY OF REINCORPORATION PROPOSAL

     The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus, and is qualified in its entirety by the detailed information contained elsewhere herein, the Appendices hereto and the documents referred to herein, to which reference is made for a more complete discussion of the matters summarized below.

GENERAL

     The Company is a wholly-owned subsidiary of Enterprises recently organized under the laws of the State of Delaware. The Company has two wholly-owned subsidiaries, Boston Pacific, Inc. ("Boston Pacific"), which was formed to develop, own and operate Boston Chicken Stores, and a newly-formed California subsidiary ("California Subsidiary"), organized solely for purposes of effecting the merger (the "Merger") contemplated by the Reincorporation Proposal. As a result of the Merger, California Subsidiary will be merged into Enterprises, California Subsidiary will disappear, and Enterprises will be the surviving entity and a wholly-owned subsidiary of the Company along with Boston Pacific.

     Upon the consummation of the Merger, shareholders of Enterprises will become stockholders of the Company and will receive one share of Common Stock of the Company in exchange for each share of Common Stock of Enterprises held by them. See "REINCORPORATION PROPOSAL."

REASONS FOR FORMATION OF HOLDING COMPANY

     In January 1994, Enterprises entered into an area development agreement with Boston Chicken, Inc. ("BCI") that grants rights to Enterprises, as a franchisee of BCI, to develop and operate 200 Boston Chicken Stores (with an option, at Enterprises' election, to develop 100 more stores) in three designated areas of California. Management believes that it would be in the best interests of the Company to conduct the operations of its Carl's Jr. Restaurants and Boston Chicken Stores through separate subsidiaries. Upon the adoption and implementation of the Reincorporation Proposal, the Company will be the holding company for both Enterprises, the subsidiary through which the Company will conduct its Carl's Jr. Restaurant operations, and Boston Pacific, the subsidiary through which the Company will conduct its Boston Chicken Store operations. See "REASONS FOR FORMATION OF DELAWARE HOLDING COMPANY -- Operation of Carl's Jr. Restaurants and Boston Chicken Stores through Separate Subsidiaries."

REASONS FOR REINCORPORATION IN DELAWARE

     By reincorporating in the State of Delaware, the Company will be able to avail itself of that state's practice of developing and implementing flexible corporation laws that are conducive to the operational needs and independence of corporations domiciled in that state. These laws include the ability to eliminate the liability of directors for certain breaches of their fiduciary duty. See "REASONS FOR FORMATION OF DELAWARE HOLDING COMPANY -- Delaware Corporation Law" and "-- Elimination of Director Liability," "SIGNIFICANT DIFFERENCES BETWEEN THE ARTICLES OF INCORPORATION OF ENTERPRISES AND THE CERTIFICATE OF INCORPORATION OF THE COMPANY," and "SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE."

REDUCED VULNERABILITY TO TAKEOVERS

     If the Reincorporation Proposal is adopted and implemented, the Company's Certificate of Incorporation and Bylaws would include various features intended to render more difficult certain unsolicited or hostile attempts to take over the Company. Although these features are intended to ensure that stockholders of the Company receive a fair price for their shares by encouraging any person who might seek to acquire control of the Company first to consult with the Company's Board of Directors and to negotiate the terms of any tender offer or proposed business combination, they may also discourage hostile takeover attempts or tender offers for control of the Company that might be approved by many or even a majority of the Company's stockholders. See "REINCORPORATION
PROPOSAL -- General," "REASONS FOR FORMATION OF DELA-

WARE HOLDING COMPANY -- Reduced Vulnerability to Takeovers" and "-- Possible Disadvantages," "SIGNIFICANT DIFFERENCES BETWEEN THE ARTICLES OF INCORPORATION OF ENTERPRISES AND THE CERTIFICATE OF INCORPORATION OF THE COMPANY," and "SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE."

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of the holders of a majority of the number of shares of Enterprises Common Stock outstanding on the Record Date is required to approve the Reincorporation Proposal.

RECOMMENDATION OF BOARD OF DIRECTORS

     The Board of Directors of Enterprises believes that the Reincorporation Proposal is in the best interests of Enterprises' shareholders and recommends a vote in favor of the proposal. See "REINCORPORATION PROPOSAL."

FEDERAL INCOME TAX CONSEQUENCES

     The Merger is intended to qualify as a tax-free reorganization under Sections 368(a)(1)(A) and 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended. Assuming such tax treatment, no gain or loss will be recognized by the shareholders of Enterprises upon the conversion of their shares of Enterprises Common Stock into shares of Company Common Stock, and the basis of the shares of Company Common Stock received by such shareholder of Enterprises will be the same as the basis of the shares of Enterprises Common Stock held by such shareholder immediately prior to the Merger. Shareholders should consult their own tax advisors regarding the federal, state, local and foreign tax consequences of the Merger. See "CERTAIN FEDERAL TAX CONSIDERATIONS."

DISSENTERS' RIGHTS OF APPRAISAL

     Dissenters' rights are not available to shareholders of Enterprises with respect to the Merger.

EXCHANGE OF CERTIFICATES

     After the Merger, each outstanding certificate representing a share or shares of Enterprises Common Stock will continue to represent the same number of shares of the Company. It will not be necessary for shareholders of Enterprises to exchange their existing stock certificates for stock certificates of the Company. See "REINCORPORATION PROPOSAL -- General."

                            REINCORPORATION PROPOSAL

     General. The Board of Directors of Enterprises believes that the best interests of Enterprises and its shareholders will be served by the merger contemplated by the Reincorporation Proposal (the "Merger"). Enterprises has caused the Company to be organized as a new Delaware corporation . Immediately prior to the Merger, the Company will have no assets or liabilities except (1) a nominal amount of cash paid in by Enterprises for shares of Common Stock of the Company, (2) the stock of a newly-formed California subsidiary ("California Subsidiary"), having no assets or liabilities other than a nominal amount of cash, and (3) the stock of a recently formed California Subsidiary, Boston Pacific, which was formed to develop, own and operate Boston Chicken Stores in Southern California and metropolitan Sacramento.

     When the Merger becomes effective (the "Effective Time"), California Subsidiary will be merged into Enterprises, California Subsidiary will disappear, and Enterprises will survive the Merger and become a wholly-owned subsidiary of the Company. Each outstanding share of Enterprises Common Stock will be converted by operation of law into one share of Company Common Stock. As a result of the Merger, the shareholders of Enterprises will become stockholders of the Company and their rights will become subject to the Certificate of Incorporation and Bylaws of the Company, which will be substantially in the forms of Appendices B and C hereto. Following the Merger, the Company will be the holding company for Enterprises, the subsidiary through which the Company will conduct its Carl's Jr. Restaurant operations, and Boston Pacific, the subsidiary through which the Company will conduct its Boston Chicken Store operations. By establishing this holding company structure, the Company believes that the management of these two chains will be facilitated, the operations of the two businesses will be kept distinct, and, consequently, the Company will be able to more effectively develop the growth of both.

     The Certificate of Incorporation and Bylaws of the Company include various features (the "Antitakeover Provisions") intended to render more difficult certain unsolicited or hostile attempts to take over the Company. The Board believes that such attempts would disrupt the Company, divert the attention of the Company's directors, officers and employees and adversely affect the Company's operations. These features include, among other things, the establishment of a classified Board of Directors with staggered terms of office, the requirement of a supermajority vote of stockholders to approve certain business combinations, the continuation of cumulative voting of shares for directors and the elimination of the right of stockholders to call special stockholders' meetings or to act by written consent. These matters are described more fully below and in Appendices B and C hereto.

     Approval of the Reincorporation Proposal would also afford the directors of Enterprises, all of whom would become directors of the Company, protection against certain liability for monetary damages arising out of certain breaches of their fiduciary duties as directors, as described more fully below and in Appendices B and C. The Certificate of Incorporation contains an authorized capital of 50,000,000 shares of Common Stock, $.01 par value, and 5,000,000 shares of Preferred Stock, $.01 par value, which is substantially more authorized shares than Enterprises currently has. After approval of the Reincorporation Proposal, the Board of Directors, without further stockholder approval, would have the authority to issue the additional authorized shares of Common Stock, from time to time, at prices the Board deems appropriate. The Board would also be authorized to issue such series and classes of Preferred Stock with such terms (including dividend and interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters) as the Board deems appropriate. Such provisions will allow the Company the flexibility to sell Common Stock, securities convertible into Common Stock and Preferred Stock to finance operations and future expansion. See "SIGNIFICANT DIFFERENCES BETWEEN THE ARTICLES OF INCORPORATION OF ENTERPRISES AND THE CERTIFICATE OF INCORPORATION OF THE COMPANY -- Authorized Shares of Stock." The provision of the Company's Certificate of Incorporation relating to the limitation of director liability, and the increase in authorized capitalization, together with the Antitakeover Provisions are hereinafter referred to as the "Charter Provisions." THE REINCORPORATION PROPOSAL, THE PROPOSED ANTITAKEOVER PROVISIONS, THE INCREASED AUTHORIZED CAPITALIZATION AND THE LIMITATION ON DIRECTOR LIABILITY CONSTITUTE ONE PROPOSAL FOR SHAREHOLDER APPROVAL. A VOTE FOR THE REINCORPORATION PROPOSAL WILL THEREFORE ALSO CONSTITUTE A VOTE FOR THE MERGER AGREEMENT AND ALL OF THE CHARTER PROVISIONS.

     After the Merger, each outstanding certificate representing a share or shares of Enterprises Common Stock will continue to represent the same number of shares of the Company. THUS, IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF ENTERPRISES TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF THE COMPANY. A par value of $.01 has been established for shares of the Company Common Stock for the purpose of reducing certain filing fees in the State of Delaware. The proposed Antitakeover Provisions are permitted under Delaware law.

     It is possible, of course, that the reincorporation transaction and the adoption of the Antitakeover Provisions will discourage hostile takeover attempts or tender offers for control of the Company that might be approved by many, or indeed by a majority, of the Company's stockholders. See "REASONS FOR FORMATION OF DELAWARE HOLDING COMPANY -- Possible Disadvantages," below. More specifically, the beneficial ownership of the Company Common Stock by the stockholders named under "PRINCIPAL HOLDERS OF SECURITIES," coupled with the Supermajority Vote Requirements set forth in Article XI of the Certificate of Incorporation of the Company and described below under

"SIGNIFICANT DIFFERENCES BETWEEN THE ARTICLES OF INCORPORATION OF ENTERPRISES AND THE CERTIFICATE OF INCORPORATION OF THE COMPANY -- Increased Shareholders Vote Required in Certain Business Combinations and Other Transactions," will effectively enable such stockholders to veto certain proposed transactions that many stockholders of the Company might desire or believe to be beneficial.

     It is also possible that the provisions of the Company's Certificate of Incorporation with respect to the limitation of liability of directors could result in one or more directors avoiding liability for monetary damages under circumstances where many stockholders believe liability should be imposed.

     In accordance with California law, the affirmative vote of the holders of at least a majority of the outstanding shares of Enterprises' Common Stock is required for approval of the Reincorporation Proposal, including approval of the principal terms of the Merger Agreement, the Charter Provisions and the other terms of the proposed Merger. The proposed reincorporation transaction and the adoption of the Charter Provisions were unanimously approved by Enterprises' Board of Directors at its meeting held on February 22, 1994.

     ACCORDINGLY, THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE REINCORPORATION PROPOSAL.

     The discussion contained herein is qualified in its entirety by, and should be read in conjunction with, the Merger Agreement, the Certificate of Incorporation and the Bylaws of the Company, copies of which are attached hereto as Appendices A, B and C, respectively.

     No Change in the Business or Physical Location of Enterprises. The establishment of a Delaware holding company will cause the shareholders of Enterprises to be stockholders of a company with a different legal domicile and will effect certain other changes of a legal nature, the most significant of which are described in this Proxy Statement. However, the proposed establishment of a holding company will not result in any change in the business, management, location of the principal executive offices, assets, liabilities or net worth of the Company (other than due to the costs of the transaction). Although the Certificate of Incorporation of the Company will permit the Board of Directors to change the authorized number of directors from time to time, initially the authorized number of directors will remain at eight and the composition of the Board of the Company will remain composed of those persons elected as directors of Enterprises at the Annual Meeting. If the Reincorporation Proposal is approved, however, such directors will be assigned to one of three classes and will serve initial terms of either one, two or three years, depending on their class as set forth under Election of Directors, herein.

     Right of Dissenting Shareholders. Dissenters' rights are not available to shareholders of Enterprises with respect to the proposed Merger.

     Federal Income Tax Consequences of the Merger. Enterprises has been advised by legal counsel that the Merger should qualify as a tax-free reorganization. See "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS."

               REASONS FOR FORMATION OF DELAWARE HOLDING COMPANY

OPERATION OF CARL'S JR. RESTAURANTS AND BOSTON CHICKEN STORES THROUGH SEPARATE SUBSIDIARIES

     In January 1994, Enterprises entered into an area development agreement with Boston Chicken, Inc. ("BCI") that grants rights to Enterprises, as a franchisee of BCI, to develop and operate 200 Boston Chicken Stores (with an option, at Enterprises' election, to develop 100 more stores) in three designated areas of California. These areas comprise a specified market area around Sacramento, the County of San Diego and nine counties in the greater Los Angeles area (including the counties of Los Angeles, Orange, Riverside, Santa Barbara, San Bernardino and San Luis Obispo).

     After entering into this development agreement, management determined that it would be in the best interests of the Company to conduct the operations of its Carl's Jr. Restaurants and Boston Chicken Stores through separate subsidiaries. Following the Merger, the Company will be the holding company for

Enterprises, the subsidiary through which the Company will conduct its Carl's Jr. Restaurant operations, and Boston Pacific, the subsidiary through which the Company will conduct its Boston Chicken Store operations. Both Enterprises and Boston Pacific will have separate management teams overseeing their operations. These management teams will report directly to the executive officers of the Company. See "MANAGEMENT." Management believes that the establishment of two separate management teams in two separate subsidiaries, with the holding company's executive officers supervising both, will promote the development of both operations. The Company will be able to more easily keep the operations of the two entities distinct. This structure will also facilitate the financing of one of the two entities when the other does not have any financing requirements at the time. In addition, the Company expects to be able to more efficiently monitor and manage the revenues and costs associated with each operation, as well as corporate overhead, through the establishment of the holding company structure. The Company also anticipates that the establishment of the holding company may help insulate the holding company and each subsidiary from the liabilities of the other entities. The operational advantages that the Company is seeking through the establishment of a holding company structure could be achieved without the adoption of the Antitakeover Provisions also being proposed for shareholder approval concurrently herewith. See "Reduced Vulnerability to Takeovers" below.

DELAWARE CORPORATION LAW

     The State of Delaware has long been the leader in adopting, construing and implementing comprehensive, flexible corporation laws that are conducive to the operational needs and independence of corporations domiciled in that state. The corporation law of Delaware is widely regarded as the most extensive and well-defined body of corporate law in the United States. Both the legislature and the courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware judiciary has acquired considerable expertise in dealing with complex corporate issues. Moreover, the Delaware courts have repeatedly shown their willingness to accelerate the resolution of such complex corporate legal issues within the very limited time available to meet the needs of parties engaged in corporate litigation. It is anticipated that the Delaware General Corporation Law will continue to be interpreted and construed in significant court decisions, thus lending predictability to the Company's corporate legal affairs.

     Furthermore, many of the Charter Provisions, including the institution of a classified Board of Directors, the elimination of the right of stockholders to call special meetings of stockholders, the granting of authority to the Board of Directors, without stockholder approval, to establish and change the authorized number of directors and the limitation of director liability for certain breaches of fiduciary duty are permitted under Delaware law, but are not permitted under California law. See "SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE."

ELIMINATION OF DIRECTOR LIABILITY

     In 1986, Delaware adopted new legislation permitting corporations incorporated under its laws to adopt provisions in their certificates of incorporation limiting or eliminating the liability of directors for certain breaches of their fiduciary duty. The Board of Directors believes that such a limitation on director liability, which is not presently permitted under Enterprises' Articles of Incorporation, is extremely important in attracting and retaining qualified directors, especially in the present climate of limited availability of insurance for officers and directors against such liability.

REDUCED VULNERABILITY TO TAKEOVERS

     The Reincorporation Proposal, including the Antitakeover Provisions, is intended to reduce the Company's vulnerability to unsolicited or hostile attempts to obtain control of the Company and to increase the likelihood that stockholders will receive a fair price for their shares in transactions relating to such attempts. The Board of Directors does not know of any pending or contemplated attempt by any outsider to acquire control of Enterprises, but is aware that other companies and their shareholders have been subjected to various tactics that would be contrary to the best interests of Enterprises and its shareholders. For example, outsiders frequently accumulate substantial stock positions in public corporations in order to force a merger or other business combination in which certain of the corporation's shareholders receive less valuable consideration for their shares than other shareholders or to force the corporation itself to repurchase the outsider's block at a premium. Such a premium is often obtained through express or implied threats of disruptive tactics. In some instances, the accumulation of stock is a prelude to a proposal to restructure the corporation or to sell all or a portion of its assets to repay debt incurred by the outsider to purchase the shares. In many cases, such persons have sought representation on the corporation's board of directors in order to increase the likelihood that their proposals will be implemented. If the corporation resists these efforts to obtain representation or declines to repurchase their stock at a premium, such persons may commence proxy contests to try to elect themselves or their nominees to the board of directors to replace directors elected by other shareholders or even to replace the entire board.

     The suddenness of a tender or exchange offer or other hostile attempt to acquire control of Enterprises may often deprive the shareholders of an adequate opportunity to evaluate the merits of the proposed transaction. Shareholders may be tempted or encouraged to act hastily without adequate evaluation of available alternatives that may maximize the value of their investments. Forming a considered judgment with respect to such a proposal requires, among other things, an assessment of its fairness, an analysis of its tax implications for shareholders and the corporation, and consideration of the impact of the transaction on the corporation, its shareholders, employees and others. Takeover bids that have not been approved by the Board of Directors may be timed to take advantage of temporarily depressed stock prices or designed to foreclose or minimize the possibility of more favorable competing bids. In addition, such bids may involve the acquisition of only a controlling interest in the corporation's stock without affording all shareholders the opportunity to sell on the same terms. If the buyer does not acquire all outstanding shares through the initial transaction, the remaining shareholders may find the value of their investment reduced by the adoption of corporate policies and practices significantly different from those upon which they based their investment decision. There is no guarantee that in any subsequent transaction the remaining shareholders will receive a fair price for their shares or a price that is equal to the price paid to obtain control. It must be noted, of course, that shareholders could still be subject to similar problems, uncertainties and time pressures with respect to such a proposal approved by the Board of Directors, but the Board believes such problems are more likely to be alleviated if such a proposal is first reviewed and evaluated by the Board of Directors.

     The Antitakeover Provisions are designed to encourage any person who might seek to acquire control of the Company first to consult with the Company's Board of Directors and to negotiate the terms of any tender offer or proposed business combination. The Board believes that, for the protection of the Company's stockholders, any proposed acquisition of control of the Company, and any proposed business combination in which the Company might be involved, should be thoroughly studied by the Company's Board of Directors to assure that such transaction would be in the best interests of the Company and its stockholders and that all of the Company's stockholders be treated fairly. In general, the proposed Antitakeover Provisions require stockholder approval by at least
66 2/3% of the voting power of outstanding shares for certain corporate actions (for example, approval of Business Combinations (as defined below) involving an Interested Stockholder (as defined below) or the amendment of certain charter or bylaw provisions), but in most instances dispense with such supermajority requirement if the proposal is approved by 66 2/3% of the directors. Thus, in determining the advisability of the Antitakeover Provisions, shareholders should consider that the Antitakeover Provisions will, in certain circumstances described below, frustrate the ability of holders of a majority of the outstanding shares of Company Common Stock to effect certain corporate transactions. See "SIGNIFICANT DIFFERENCES BETWEEN THE ARTICLES OF INCORPORATION OF ENTERPRISES AND THE CERTIFICATE OF INCORPORATION OF THE COMPANY."

     As noted above, the Reincorporation Proposal, including the adoption of the Antitakeover Provisions, is not being proposed in response to any present attempt known to the Board of Directors to acquire control of Enterprises, to obtain representation on Enterprises' Board of Directors or to take significant corporate action. Rather, the Board of Directors believes that the Reincorporation Proposal and the Antitakeover Provisions are prudent and in the best interests of Enterprises and its shareholders and should be adopted for their protection. The Board further believes that it is appropriate to adopt the proposed Antitakeover Provisions at a time when no such transaction is pending or known by the Board to be contemplated, since their existence would reduce the likelihood of an unsolicited or hostile attempt to acquire control of the Company in an unfair or inequitable manner and thus reduce the likelihood that the Company would be required to incur significant expense and be subject to substantial disruption in connection with such an attempt. Certain additional benefits and detriments of the Antitakeover Provisions are discussed below under "Possible Disadvantages" and "SIGNIFICANT DIFFERENCES BETWEEN THE ARTICLES OF INCORPORATION OF ENTERPRISES AND THE CERTIFICATE OF INCORPORATION OF THE COMPANY" below.

     The Board of Directors does not have any current plans to propose amendments to the Company's charter documents that may have "antitakeover" implications, other than as described in this Proxy Statement. The Articles of Incorporation and Bylaws of Enterprises do not currently contain provisions intended by the Company to have "antitakeover" effects.

POSSIBLE DISADVANTAGES

     The significant limitations on director liability resulting from approval of the Reincorporation Proposal could have the effect of excusing one or more directors from personal monetary liability for damages under circumstances where a shareholder believes that such liability is warranted. The Board of Directors believes, however, that this possibility is outweighed by the importance of being able to attract and retain qualified directors who might otherwise be unwilling to serve because of the risks of liability involved.

     To the extent the Reincorporation Proposal is effective in discouraging any takeover attempts, it will be to the advantage of stockholders only to the extent any enhanced power of the Board of Directors is utilized wisely and for the benefit of all stockholders. Also, approval of the Antitakeover Provisions could discourage or frustrate future attempts (for example, by means of tender offers for, or open market purchases of, Company Common Stock) to acquire control of the Company that are not approved by a majority of the Independent Directors (as defined below), but which the holders of a majority of outstanding shares may believe to be in their best interests. For example, the Antitakeover Provisions under certain circumstances described more fully below require the approval of 66 2/3% of the Company's stockholders for certain significant transactions involving the Company. See "SIGNIFICANT DIFFERENCES BETWEEN THE ARTICLES OF INCORPORATION OF ENTERPRISES AND THE CERTIFICATE OF INCORPORATION OF THE COMPANY -- Increased Shareholder Vote Required in Certain Business Combinations and Other Transactions." As a result of the adoption of the Antitakeover Provisions, a small group of the current shareholders could effectively prevent approval of such transactions. See "PRINCIPAL HOLDERS OF SECURITIES."

     In addition, because tender offers are often made at a substantial premium above market price, and as large purchases made in the open market often result in temporary increases in the market price of such shares, stockholders might not be afforded the opportunity to sell their shares at such premium prices if the proposed Antitakeover Provisions should discourage such tender offers or open market purchases. The proposed Antitakeover Provisions could also delay or frustrate the assumption of control by a holder of a large block of the Company's shares or a change in the composition of the incumbent Board of Directors, even if many stockholders considered such actions to be beneficial. Furthermore, adoption of the Antitakeover Provisions will not necessarily ensure or guarantee that stockholders will receive a price for their shares in connection with an acquisition of control of the Company that reflects the value of such shares, or that the price received will be fair or equitable, although in the opinion of the Board of Directors the likelihood that the price will reflect such value and be fair and equitable will be increased by adoption of the Antitakeover Provisions.

     The institution of a classified Board of Directors makes it more difficult for stockholders who do not approve of the policies of the Board to elect a majority of the members. In addition, the three-year term for incumbent directors may make directors less responsive to the desires of individual stockholders.

CERTAIN DEFINITIONS

     The Certificate of Incorporation of the Company includes definitions of the following terms, which are summarized below:

     "Affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

     "Associate," when used to indicate a relationship with any person, means
(i) any corporation or organization of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock, (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

     "Beneficially Owns" generally means, with respect to any security, the sole or shared power, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, to vote or dispose of such security, as more specifically defined in Rule 13d-3 under the Exchange Act.

     "Business Combination," when used in reference to the Company and any Interested Stockholder of the Company, means:

          (i) any merger or consolidation of the Company or any direct or indirect majority-owned subsidiary of the Company with (A) the Interested Stockholder, or (B) with any other corporation if the merger or consolidation is caused by the Interested Stockholder;

          (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Company, to or with the Interested Stockholder, whether as part of a dissolution or otherwise, of assets of the Company, or of any direct or indirect majority-owned subsidiary of the Company, which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all of the assets of the Company determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Company;

          (iii) any transaction that results in the issuance or transfer by the Company or by any direct or indirect majority-owned subsidiary of the Company of any stock of the Company or of such subsidiary to the Interested Stockholder, except (A) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Company or any such subsidiary which securities were outstanding prior to the time that the Interested Stockholder became such, (B) pursuant to a dividend or distribution paid or made or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Company or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Company subsequent to the time the Interested Stockholder became such, (C) pursuant to an exchange offer by the Company to purchase stock made on the same terms to all holders of said stock, or (D) any issuance or transfer of stock by the Company; provided, however, that in no case under clauses (B) through (D) above shall there be an increase in the Interested Stockholder's proportionate share of the stock of any class or series of the Company or of the voting stock of the Company;

          (iv) any transaction involving the Company or any direct or indirect majority-owed subsidiary of the Company that has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Company or of any such subsidiary that is owned by the Interested Stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the Interested Stockholder; or

          (v) any receipt by the Interested Stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Company), of any loans, advances, guarantees, pledges or other financial benefits (other than those expressly permitted in subparagraphs (i)-(iv) above) provided by or through the Company or any direct or indirect majority-owned subsidiary.

     "Interested Stockholder" means any Person (other than the Company and any direct or indirect majority-owned subsidiary of the Company) that (1) Beneficially Owns 5% or more of the outstanding Voting Stock, (2) is an Affiliate or Associate of the Company and Beneficially Owned 5% or more of the outstanding Voting Stock at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such Person is an Interested Stockholder, or (3) is an Affiliate or Associate of a Person described in (1) or (2) preceding; provided, however, that the term "Interested Stockholder" shall not include (i) any Person who (a) Beneficially Owned shares in excess of the 5% limitation set forth herein as of the first date upon which shares of Voting Stock of the Company are held of record or beneficially by more than one hundred (100) stockholders and continued to Beneficially Own shares in excess of such 5% limitation or would have Beneficially Owned such shares but for action by the Company or (b) acquired such shares from a Person described in (a) above by gift, inheritance or in a transaction in which no consideration was exchanged; or (ii) any person whose ownership of shares in excess of the 5% limitation set forth herein is the result of action taken solely by the Company; provided, however, that such person shall be an Interested Stockholder if thereafter such person acquires additional shares of Voting Stock except as a result of further corporation action not caused, directly or indirectly, by such Person. For the purpose of determining whether a person is an Interested Stockholder, (1) the Voting stock deemed to be outstanding shall include stock deemed to be owned by the person through application of Section 2.03(c)(8) of the Delaware General Corporation Law, except that the Voting Stock deemed to be outstanding shall not include any other unissued stock of the Company that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise, and (2) a person engaged in business as an underwriter of securities shall not be deemed to own any Voting Stock acquired through such person's participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition.

     "Person" or "person" means any individual, corporation, partnership, unincorporated association or other entity.

     "Voting Stock" means stock of the Company of any class or series entitled to vote generally in the election of directors of the Company.

        SIGNIFICANT DIFFERENCES BETWEEN THE ARTICLES OF INCORPORATION OF ENTERPRISES AND THE CERTIFICATE OF INCORPORATION OF THE COMPANY

     The Certificate of Incorporation of the Company will differ from the Articles of Incorporation of Enterprises in the principal respects described below.

CLASSIFIED BOARD OF DIRECTORS, REMOVAL OF DIRECTORS AND RELATED MATTERS

     At present, all directors of Enterprises are elected annually to one-year terms. Upon the effectiveness of the Merger, the directors of Enterprises will be the directors of the Company to serve as such as classified herein until their terms have expired and successors have been elected. Article X of the Certificate of Incorporation of the Company provides that the Board of Directors will be divided into three classes, each class to consist as nearly as possible of one-third of the directors. The term of office of the Class I directors will expire at the 1995 annual meeting of stockholders, the term of the Class II directors will expire at the 1996 annual meeting, and the term of the Class III directors will expire at the 1997 annual meeting. At each annual meeting beginning with the 1995 annual meeting, only one class of directors will be elected, and they will serve for a three-year term and until their successors are elected. Thus, the regular term of only one class of directors will expire each year and each director will stand for election only once in each three-year period. If the Reincorporation Proposal is approved, the nominees for election as directors of Enterprises at the Annual Meeting will be assigned to one of the three classes of directors of the Company as set forth herein under election of directors.

     Article X of the Certificate of Incorporation also provides that directors of the Company may be removed only for cause and only by the affirmative vote of holders of a majority of the Company's Voting Stock. Thus, a third party seeking to gain control of the Board of Directors may be forced to await the expiration of the respective terms of incumbent directors, unless there were cause and sufficient voting strength to remove a particular director or directors. The Board of Directors believes that once a person is elected to the Board of Directors for a specific, fixed term, that director should not be subject to arbitrary or capricious removal, especially at the whim of an outsider who acquires shares for the purpose and with the intent of ousting incumbent directors who oppose the outsider's policies and practices with respect to the Company. It must be noted, of course, that this provision would also prevent the removal of a director in mid-term by other stockholders unless cause exists and the removal is approved by the holders of a majority of the Voting Stock of the Company. This provision is expected to enable and encourage qualified persons to serve as directors without concern for possible arbitrary removal without cause. Directors of Enterprises can be removed without cause by a shareholder vote, but only if the number of shares voted against removal or not voted would be insufficient to elect the director with cumulative voting. Directors of Enterprises may be removed for cause only (i) by order of a court sought by shareholders holding at least 10% of the outstanding shares of any class, if the court finds that the director engaged in fraudulent or dishonest acts or gross abuse of authority or discretion or (ii) by the Board, upon declaration of the vacancy of the office of a director declared of unsound mind by an order of court or convicted of a felony. "Cause" is not defined in the Delaware statute.

     Article X gives the Company's Board of Directors a greater likelihood of continuity and experience, since, except in the case of vacancies filled by the Board of Directors, at any one time approximately one-third of the directors will have served for at least two years, approximately one-third will have served for at least one year and removal of a director will be more difficult. Although the Board of Directors is not aware of any problems experienced by Enterprises in the past with respect to continuity and stability, the Board believes that a classified Board of Directors will decrease the likelihood that problems of continuity and stability might arise in the future. The Board of Directors is aware that in recent years there have been a number of disruptive attempts to obtain control of corporations through the acquisition of a significant minority position and the election of a new slate of directors. A classified Board will serve as an obstacle to any such attempts, and, at a minimum, two successive annual meetings of stockholders will normally be required in order to elect a majority of the Board.

     Instituting a classified Board of Directors may, however, deter certain mergers, tender offers, proxy contests or other future attempts to acquire control of the Company that some or a majority of stockholders may deem to be in their best interests. In addition, stockholders who do not approve of the policies of the Board of Directors will be unable to elect a majority of the members of the Board for a minimum period encompassing two annual meetings of stockholders, unless such stockholders are able to obtain the removal of incumbent directors for cause. The three-year term for incumbent directors may also make directors less responsive to desires of individual stockholders.

     Enterprises' Articles of Incorporation provide that the number of directors will be not less than six nor more than nine, with the exact number of authorized directors to be fixed in the Bylaws of Enterprises within that range, from time to time, by the shareholders or Board of Directors. Under California law, the range of authorized directors of Enterprises can only be changed with shareholder approval, while Article VIII of the Certificate of Incorporation of the Company provides that the number of directors that shall constitute the whole Board shall be as specified in the Bylaws of the Company. Article XIII of the Certificate of Incorporation authorizes the Board of Directors to make, alter, amend, repeal or rescind the Company's Bylaws. Consequently, the Board of Directors, subject to limited exceptions and restrictions, has the power to change the authorized number of directors of the Company. The Bylaws of the Company provide that the number of directors of the Company shall be nine, the same as the number currently fixed under Enterprises' Bylaws.

     Section 3.5 of the Bylaws of the Company provides that a vacancy on the Board of Directors, whether such vacancy results from death, resignation, disqualification, an increase in the number of directors or any other cause, may be filled by vote of the majority of the remaining directors, even though less than a quorum, or by a sole remaining director; provided, however, that whenever the holders of any class or series of shares are entitled to elect one or more directors, any vacancy or newly created directorship of such class or series may be filled by a majority of the directors elected by such class or series then in office, or by a sole remaining director so elected.

     Under the provisions of California law applicable to Enterprises, vacancies on the Board can be filled by a majority vote of directors present at a meeting, provided that at least a majority of the authorized number of directors is present or, if the number of directors then in office is less than a majority, by a majority of the directors then in office. If, however, the vacancy is created by removal of a director of Enterprises, the vacancy can only be filled by the shareholders, unless the Articles of Incorporation or Bylaws of Enterprises are amended to allow the directors to do so. Under both California and Delaware law, vacancies may also be filled by the shareholders.

INCREASED SHAREHOLDER VOTE REQUIRED IN CERTAIN BUSINESS COMBINATIONS AND OTHER TRANSACTIONS

     Under California law mergers, certain reorganizations, sales of all or substantially all of the assets of the Company, the adoption of a plan of voluntary liquidation of the Company and recapitalizations of the Company involving amendments to its Articles of Incorporation must all be approved by the affirmative vote of the holders of a majority of Enterprises' outstanding Voting Stock. Certain other transactions, including sales of less than substantially all of the assets of Enterprises, do not require shareholder approval under California law. Article XI of the Certificate of Incorporation of the Company provides that, in addition to any affirmative vote required by applicable law, the approval or authorization of any Business Combination that has not been approved in advance by at least 66 2/3% of the directors shall require the affirmative vote of the holders of not less than 66 2/3% of the Voting Stock then outstanding (the "Supermajority Vote Requirement").

     Although the purpose of the Supermajority Vote Requirement and the exceptions described below is to protect the Company, its stockholders and employees and others from unfavorable Business Combinations initiated by an Interested Stockholder, to the extent that the Supermajority Vote Requirement discourages attempts to acquire control of the Company, stockholders who might wish to participate in a tender offer may not be afforded the opportunity to do so. Similarly, the Supermajority Vote Requirement could, under certain circumstances, permit the Board of Directors or minority stockholders to frustrate consummation of a Business Combination that the holders of a majority of the Voting Stock of the Company may believe to be in their best interests. See "PRINCIPAL HOLDERS OF SECURITIES."

     The Supermajority Vote Requirement will not apply to any proposed Business Combination that has been approved by at least 66 2/3% of the directors of the Company. This provision is designed to provide an incentive for an Interested Stockholder to negotiate a proposed Business Combination with the Company's Board of Directors instead of initiating such a transaction on a non-negotiated or hostile basis. The Supermajority Vote Requirement is intended to discourage, but would not prevent, the initiation of hostile tender offers for the capital stock of the Company and the initiation of other forms of Business Combinations without the prior approval of at least 66 2/3% of the directors.

     To the extent that the Supermajority Vote Requirement (in the absence of approval by 66 2/3% of the directors) would discourage corporate transactions that would result in a change in the Company's management, such management changes may be less likely to occur once the Delaware holding company structure has been implemented. Since the Supermajority Vote Requirement effectively gives management more bargaining power in negotiations with an Interested Stockholder proposing a Business Combination, they could result in management using such bargaining power not only to try to negotiate a favorable price for an acquisition of the Company, but also to retain their positions and negotiate more favorable terms for management.

     Article XIV of the Certificate of Incorporation of the Company provides that the stockholders of the Company shall be entitled to the statutory appraisal rights provided by Delaware law (See "SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE -- Dissenter's Rights") with respect to any Business Combination that requires the affirmative vote of the holders of not less than 66 2/3% of the Voting Stock then outstanding. The provisions of Article XIV are designed to encourage any Interested Stockholder to provide fair value to the stockholders of the Company, by providing stockholders of the Company with the opportunity to exercise dissenter's rights in connection with any Business Combination that has not been approved in advance by 66 2/3% of the directors.

ELIMINATION OF SHAREHOLDERS' POWER TO CALL SPECIAL SHAREHOLDERS MEETINGS AND RIGHT TO ACT WITHOUT A MEETING

     Under California law and the Bylaws of Enterprises, a special meeting of shareholders may be called by the holders of 10% or more of the Voting Stock of Enterprises and this right may not be removed by the Articles of Incorporation or the Bylaws. Under Delaware law, a special meeting of stockholders may be called only by the board of directors or by any other person authorized to do so in the company's certificate of incorporation or bylaws. Article VII of the Certificate of Incorporation of the Company provides that a special meeting of stockholders may be called only by a majority of the members of the Board of Directors or by a committee of the Board of Directors that has been duly designated by the Board of Directors and whose power and authority, as provided in a resolution adopted by the Board of Directors or in the Bylaws of the Company, includes the power to call such meetings. The principal effect of
Article VII would be to prevent stockholders, including majority stockholders, from forcing a special meeting to consider a proposal opposed by the Board of Directors or a proposal by an Interested Stockholder opposed by the Independent Directors.

     Article IX of the Certificate of Incorporation of the Company provides that any action taken by the stockholders of the Company must be effected at an annual or special meeting of stockholders and may not be taken by written consent.

     Thus, by operation of Articles VII and IX of the Certificate of Incorporation of the Company, proposals that currently could be brought before Enterprises' shareholders at a special meeting called by the holders of 10% or more of Enterprises Common Stock, or that currently could be acted upon by the written consent of shareholders, could only be considered by the stockholders of the Company at the next annual stockholders' meeting (or at a special meeting of stockholders called by the Board of Directors) and then only if certain procedural requirements mandated by law and by the Certificate of Incorporation (as described below) are fulfilled.

     It is possible that Articles VII and IX could delay stockholder action or acquisition attempts favored by the holders of a majority of the outstanding shares. The Board of Directors proposes the elimination of shareholder action by written consent, however, because it believes that all shareholders of a publicly-owned company should have an opportunity to participate in any action requiring shareholder approval. The Board also believes that it is inappropriate for a majority shareholder to take significant action affecting the Company without giving advance notice of such action to the minority shareholders, even where such a procedure is permissible under applicable law.

PROCEDURES FOR SHAREHOLDER NOMINATIONS AND PROPOSALS

     Section 2.9 of the Bylaws of the Company sets forth the procedures that a stockholder must follow in order to nominate any person for election to the Board of Directors or to bring any business before an annual meeting of stockholders. No such procedural requirements exist for shareholders of Enterprises.

     Section 2.9 of the Bylaws of the Company provides that, for business to be properly brought before any meeting of the stockholders by a stockholder, the stockholder must have given notice thereof in writing to the Secretary of the Company not less than ninety (90) days in advance of such meeting or, if later, the seventh day following the first public announcement of the date of such meeting. Nominations for the election of directors may be made by the Board of Directors or by any stockholder entitled to vote in the election of directors; provided, however, that a stockholder may nominate a person for election as a director at a meeting only if written notice of such stockholder's intent to make such nomination has been given to the Secretary of the Company not less than ninety (90) days in advance of such meeting or, if later, the seventh day following the first public announcement of the date of such meeting. Section 2.9(B) of the Bylaws of the Company provide that a stockholder's notice with respect to the nomination of candidates for election to the Board of Directors must set forth (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting and nominate the person or persons specified in the notice;
(c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding such nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors of the Company; and (e) the consent of each nominee to serve as a director of the Company if so elected. The stockholder making such nomination would also be required to promptly provide any other information reasonably requested by the Company.

     The procedures set forth in Section 2.9 of the Bylaws prohibit last-minute attempts by any stockholder to nominate a director or present a business proposal at an annual stockholders' meeting, even if such a nomination or proposal might be desired by a majority of the stockholders. These procedures will enable the Board of Directors of the Company to be informed in advance of nominations or proposals (including any that may be made by a person seeking to acquire the Company) to be presented at meetings of stockholders in order to prepare informed and reasoned positions with respect to such nominations and proposals. These procedures would also eliminate the element of surprise that a person seeking to acquire the Company might otherwise use to advantage in making a stockholder proposal. Section 2.9 of the Bylaws does not require the inclusion of any information about any such nominee or proposal in any proxy statement distributed by, at the direction of, or on behalf of the Board of Directors, except as required to be included pursuant to federal securities laws.

ELIMINATION OF CERTAIN DIRECTOR LIABILITY

     Article XII of the Certificate of Incorporation of the Company provides that, to the fullest extent permitted by Delaware law, a director of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director. Article XII also provides that the Company shall indemnify, in the manner and to the fullest extent permitted by Delaware law, any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Company, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the Company, or is or was serving at the request of the Company as a director or officers of another corporation, partnership, joint venture, trust or other enterprise. Article XII permits the Company to indemnify employees and agents in a similar manner. Article XII also permits the Company, to the fullest extent permitted by Delaware law, to purchase and maintain insurance on behalf of any such director, officer, employee or agent against any liability that may be asserted against such person.

     Traditional directors' and officers' insurance policies, which have been important protection for directors of corporations, have become increasingly expensive, subject to additional exclusions, and in some cases unavailable. Although Enterprises has to date been able to obtain directors' and officers' insurance for directors and officers on a basis that it believes acceptable (and currently has a policy in the amount of $20,000,000 for such purpose), it is exposed to yearly changes in premiums and coverage, as well as cancellation. The premium for fiscal year 1995 increased by $225,000. While this situation has not yet had any material effect on Enterprises' ability to recruit and retain qualified directors, the Board believes that the Company's Certificate of Incorporation should take advantage of the provisions in Delaware law so that it can continue to recruit and retain the best possible directors. Although California law does permit a corporation to limit director liability in a manner similar to that accomplished by Article XII of the Company's Certificate of Incorporation, the Articles of Incorporation of Enterprises contain no similar provisions.

     The effect of Article XII is to eliminate directors' personal liability to the stockholders of the Company for monetary damages arising out of the directors' breach of their fiduciary duty of care, but not the duty of loyalty. The duty of care refers to the fiduciary duty of directors to be sufficiently diligent and careful in considering a transaction or taking or refusing to take some corporate action. The duty of loyalty refers to the duty that directors owe the corporation and its stockholders, requiring that the directors act in good faith and in the honest belief that a business decision under consideration is in the best interest of the corporation and that the directors not engage in self-dealing. In the absence of Article XII, a breach of the duty of care by a director could give rise to liability for monetary damage caused to the Company or the stockholders. Article XII does not eliminate the duty of care; it only eliminates monetary damage awards occasioned by a breach of that duty. Thus, a breach of the duty of care would remain a valid basis for a suit seeking to stop a proposed transaction from occurring. After the transaction has occurred, however, the stockholders would no longer have a claim for money damages based on a breach of the duty of care even if that breach involved gross negligence on the part of the directors in connection with, among other things, acquisition proposals by or for the Company. However, the directors' duty of care itself would remain unaffected, and stockholders of the Company would retain the right to pursue equitable remedies, such as injunctions and rescission of contracts. Article XII does not limit liability to persons other than the Company or its stockholders.

     Article XII does not limit or eliminate directors' liability for: (1) breaches of their duty of loyalty to the Company, (2) acts and omissions not in good faith, (3) intentional misconduct in office, (4) knowing violations of law,
(5) improper personal benefit, and (6) payment of dividends or stock redemptions or repurchases, whether negligent or willful, in violation of the Delaware law. In addition Article XII may not eliminate directors' liability for violation of federal securities laws.

     The limitation of liability provided in Article XII would only apply to conduct occurring after the Effective Time of the Merger, except to the extent that prior to that date the directors are acting in their capacity as directors of the Company rather than Enterprises. In addition, Article XII will protect directors to the extent provided in any future changes in Delaware law without additional stockholder approval. It does not limit liability for conduct predating the Merger to the extent the directors are acting in their capacity as directors of Enterprises. The Company is not aware of any pending or threatened claims that would be covered by Article XII's limitation of liability or of any past successful claim that could not have been asserted had Article XII then been in effect.

     While it is acknowledged that the directors have a direct personal interest in approval of this proposal, the Board firmly believes that Article XII is in the best interests of the stockholders and the Company. Article XII will assist the Company in attracting and retaining qualified individuals to serve as directors by assuring directors (and potential directors) that their good faith decisions will not be second-guessed by a court evaluating decisions with the benefit of hindsight. However, it should be recognized that Article XII will limit the remedies available to a stockholder dissatisfied with a board decision that is protected by Article XII. A dissatisfied stockholder's only remedy in such a circumstance would be to sue for equitable relief, such as stopping the completion of the Board's action. In many situations this remedy may not be effective. Stockholders, for example, may not be aware of a transaction or an event until it is too late to prevent it. In these cases, the stockholders and the Company could be injured by a board decision and yet have no effective remedy.

     The Board believes that the diligence exercised by directors stems primarily from their desire to act in the best interests of the Company and not from a fear of monetary damage awards. Consequently, the Board believes that the level of scrutiny and care exercised by directors will not be lessened by the provisions of Article XII limiting their liability.

AMENDMENT OF CERTAIN CHARTER AND BYLAW PROVISIONS

     The Articles of Incorporation of Enterprises may be amended with the approval of a majority of the directors present at a meeting at which a quorum is present and by the affirmative vote of the holders of a majority of Enterprises Common Stock. However, Article XIII of the Certificate of Incorporation of the Company provides that any alteration, amendment, repeal or rescission (any "Change") of any provision contained in the Certificate of Incorporation must be approved by a majority of the directors of the Company then in office and by the affirmative vote of the holders of a majority of the outstanding Voting Stock then outstanding; provided, however, that if the proposed Change: (a) relates to Article II (which sets forth definitions in the Certificate of Incorporation), Article IV (which sets forth the purpose of the Company), Article VII (which sets forth the procedural requirements for the calling of special meetings of stockholders), Article IX (which eliminates stockholder action by written consent), Article X (which sets forth the classification of the Board of Directors and procedures for election or removal of directors), Article XI (which sets forth the Supermajority Vote Requirement),
Article XIII itself, and Article XIV (which sets forth appraisal rights of stockholders of the Company in connection with certain Business Combinations), such Change must also be approved by the affirmative vote of the holders of not less than 66 2/3% of the shares of Voting Stock then outstanding.

     The Bylaws of Enterprises may be adopted, amended or repealed either by its Board of Directors or the holders of a majority of the outstanding shares of Enterprises Common Stock. Any Change of any provision of the Bylaws of the Company must be approved by a majority of the authorized number of directors.

CUMULATIVE VOTING

     Section 2 of Article VIII of the Certificate of Incorporation of the Company mandates that cumulative voting be applied in connection with the election of directors. Cumulative voting rights in the election of directors entitle a stockholder to give one nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by the stockholder, or to distribute such votes on the same principal among two or more nominees, as the stockholder sees fit. California law requires cumulative voting in the election of directors upon notice given by a shareholder at a shareholders meeting. The Certificate of Incorporation of the Company expressly mandates that cumulative voting apply in connection with the election of directors. Cumulative voting for directors may enable the holders of a significant number of the outstanding shares, but less than a majority, to elect one or more directors at any election. Cumulative voting, when combined with the Company's classified Board of Directors, may delay the attainment of control of the Board of Directors of the Company in the event of a hostile takeover attempt.

AUTHORIZED SHARES OF STOCK

     Section 1 of Article V of the Certificate of Incorporation will authorize the Company to issue 50,000,000 shares of Common Stock, $.01 par value, and 5,000,000 shares of Preferred Stock, $.01 par value. The Articles of Incorporation of Enterprises authorize Enterprises to issue 22,500,000 shares of Common Stock, no par value, and 2,000,000 shares of Preferred Stock, no par value. The Board of Directors believes it is desirable to increase the authorized shares for future acquisitions, financings, stock dividends and other corporate purposes. The Board of Directors is not proposing the increased capitalization as a means of discouraging tender offers or takeover attempts. However, in the event of an unsolicited tender offer or takeover proposal, the increased number of shares could be issued to persons who are friendly to management. Said shares might also be available to make acquisitions or enter into other transactions that might frustrate potential offerors.

     The Articles of Incorporation of Enterprises authorize the issuance of 2,000,000 shares of Preferred Stock and the Certificate of Incorporation of the Company authorizes the Board of Directors, from time to time, to issue 5,000,000 shares of Preferred Stock in one or more series and to determine the rights, preferences and privileges of each series without stockholder approval. The issuance and sale of such Preferred Stock could occur in connection with a hostile attempt to acquire control of the Company and the issuance of such Preferred Stock may have the effect of impeding the acquisition of control of the Company.

EMPLOYEE BENEFIT PLANS

     At the close of business on January 31, 1994, 18,676,587 shares of Enterprises' Common Stock were outstanding. In addition, as of that date, 1,372,634 of Enterprises' Common Stock were reserved for issuance under Enterprises' stock option plans (the "Plans"). The Company's Board of Directors has adopted a new plan that is similar to Enterprises' 1993 Employee Stock Incentive Plan but expanded to include employees of Enterprises, Boston Pacific and some or all of any other subsidiaries that may be formed by the Company. This new plan is being submitted for stockholder approval at this Annual Meeting of Stockholders.

     As a result of the Merger, each option or other right to purchase or otherwise acquire shares of Common Stock under each Plan or other employee benefit plan of Enterprises, will be converted into an option or right to purchase or acquire the same number of shares of the Company's Common Stock on the same terms and conditions in effect immediately prior to the Merger. Each share of Enterprises Common Stock currently held under any such plan, or underlying such option or right, will be converted into one share of the Company's Common Stock. The Company will deliver the same number of shares of its Common Stock at the same price per share, and upon the same terms and subject to the same conditions, as set forth in each of the Plans and other employee benefit plans in effect immediately prior to the Merger.

            SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF
                            CALIFORNIA AND DELAWARE

     The corporation laws of California and Delaware differ in a number of respects, some of which are discussed above. See "SIGNIFICANT DIFFERENCES BETWEEN THE ARTICLES OF INCORPORATION OF ENTERPRISES AND THE CERTIFICATE OF INCORPORATION OF THE COMPANY." It is impractical to summarize all of the differences in this Proxy Statement, but significant differences, not elsewhere discussed, between the corporation laws of California and Delaware that could materially affect the rights of shareholders of Enterprises, as compared to such persons as stockholders of the Company, are as follows:

     1. Removal of Directors. Under California law, a director may be removed without cause by shareholder vote, provided that the shares voted against such removal would not be sufficient to elect the director under cumulative voting rules. Under Delaware law, a director of a corporation that does not have a classified board of directors may be removed with or without cause by stockholder vote, provided that, in the case of a corporation having cumulative voting, if less than the entire board is to be removed, the shares voted against such removal would not be sufficient to elect the director under cumulative voting rules at an election of the Board of Directors. Under California law, a director may be removed for cause only (i) by order of a court, sought by shareholders holding at least 10% of the outstanding shares of any class, if a director commits fraudulent or dishonest acts or gross abuse of authority or discretion or (ii) by the Board, if a director has been declared of unsound mind by order of court or has been convicted of a felony. Under Delaware law, a director of a corporation with a classified board of directors can be removed only for cause unless the certificate of incorporation otherwise provides. Since there is no controlling definition of "cause" under Delaware law, the resolution of any dispute as to what constitutes "cause" may become a matter for determination by the courts. Article VIII of the Certificate of Incorporation of the Company provides that a director may be removed only for cause and only with the affirmative vote of holders of a majority of the Voting Stock. See "SIGNIFICANT DIFFERENCES BETWEEN THE ARTICLES OF INCORPORATION OF ENTERPRISES AND THE CERTIFICATE OF INCORPORATION OF THE COMPANY -- Classified Board of Directors, Removal of Directors and Related Matters."

     2. Shareholder Voting in Certain Transactions. Both California and Delaware law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger, and (c) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity.

     Both California and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the voting shares of the corporation transferring such assets unless such a sale is in the ordinary course of business.

     With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares. Should the Company authorize and issue shares of a new class of capital stock, the holders thereof would vote with the holders of Company Common Stock on proposals not adversely affecting Company Common Stock. In such event the holders of Company Common Stock, if in the minority, would be unable to control the outcome of a vote, and, if in the majority, would be able to control the outcome of such a vote.

     California law also requires that holders of nonredeemable common stock receive nonredeemable common stock in a merger of the corporation with the holder of more than 50% but less than 90% of such common stock or its affiliate unless all of the holders of such common stock consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish.

     California law also provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing party of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to shareholders. This fairness opinion requirement does not apply to a corporation which does not have shares held of record by at least 100 persons, or to a transaction which has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision, and the stockholders of the Company might, therefore, be deprived of an opportunity to consider such other proposal.

     3. Dissenters' Rights. Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to receive cash equal to the fair market value of the shares held by such shareholder (as determined by a court of competent jurisdiction or by agreement of the shareholder and the corporation) in lieu of the consideration such shareholder would otherwise receive in the transaction. The laws of California and Delaware differ with respect to the circumstances under which dissenters' rights of appraisal are available. Delaware law does not require dissenters' rights with respect to (a) a sale-of-assets, (b) a merger by a corporation, if the shares of which are either listed on a national securities exchange or widely-held (by more than 2,000 shareholders of record) or if stockholders receive shares of the surviving corporation or of a listed or widely-held corporation, or (c) a merger in which the corporation is the surviving corporation, provided that no vote of its stockholders is required to approve the merger. (For a discussion of the circumstances in which a vote of stockholders is not required, see "Shareholder Vote for Mergers.") The Company's Certificate of Incorporation, as permitted by Delaware law, expands the circumstances to which its stockholders will be afforded dissenter's rights to any Business Combination that requires the affirmative vote of the holders of not less than 66 2/3% of the Disinterested Shares then outstanding. See "SIGNIFICANT DIFFERENCES BETWEEN THE ARTICLES OF INCORPORATION OF ENTERPRISES AND THE CERTIFICATE OF INCORPORATION OF THE
COMPANY -- Increased Shareholder Vote Required in Certain Business Combinations and Other Transactions."

     California law does, in general, afford dissenters' rights in a sale-of-assets reorganization, and the exclusions from dissenters' rights in mergers are somewhat different from those in Delaware. For example, in the case of a corporation whose shares are listed on a national securities exchange, dissenters' rights would nevertheless be available in certain transactions for any shares with respect to which there are certain restrictions on transfer and for any class with respect to which 5% or more of such class claims dissenters' rights. Also, under California law, shareholders of a corporation involved in a reorganization are not entitled to dissenters' rights if the corporation, or its shareholders immediately before the reorganization, or both, will own more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity. Shareholders of Enterprises will not be entitled to dissenters' rights in connection with the Reincorporation Proposal.

     4. Loans to Officers. Under Delaware law, a corporation may make loans to, guarantee the obligations of, or otherwise assist, its officers or other employees and those of its subsidiaries when such action, in the judgment of the corporation's board of directors, may reasonably be expected to benefit the corporation. Under California law, a corporation may only make such a loan to, or guarantee for the benefit of, officers if such loan or guarantee is approved by a majority of the corporation's shareholders or, for a corporation with 100 or more shareholders of record, by its board of directors pursuant to a shareholder-approved bylaw. Enterprises currently does not have such a bylaw.

     5. Indemnification of Officers and Directors. Both California and Delaware law state expressly that the indemnification provided for therein shall not be deemed exclusive of any other rights under any other bylaw, agreement, vote of stockholders or disinterested directors, or otherwise and provide that expenses may be advanced to officers and directors in a specific case upon receipt of an undertaking to repay such amount if it is ultimately determined that such indemnified party is not entitled to be indemnified. In addition, California and Delaware permit the determination as to whether an officer or director has met the applicable standard of conduct to be made in certain circumstances by independent legal counsel.

     California law was recently amended to permit indemnification of officers and directors to an extent which is generally coextensive with that permitted under the Delaware law. Prior to the recent amendment, the California law did not permit indemnification in any manner inconsistent with the statutory indemnification provisions.

     In the event the Reincorporation Proposal is approved, the Company will be required to indemnify any director or officer to the full extent authorized or permitted by the Delaware law (as now or hereafter in effect) and may indemnify any employee or agent in a similar manner. Enterprises' Bylaws currently provide that Enterprises may indemnify any person who is or was an agent of Enterprises to the full extent permitted by law, although such indemnification is not obligatory.

     6. Personal Liability of Directors. Over the past few years, it has become increasingly more costly and difficult for many corporations, including Enterprises, to obtain meaningful liability insurance for directors and officers. See "SIGNIFICANT DIFFERENCES BETWEEN THE ARTICLES OF INCORPORATION OF ENTERPRISES AND THE CERTIFICATE OF INCORPORATION OF THE COMPANY -- Elimination of Certain Director Liability."

     The reduced availability of directors and officers liability insurance, as well as the expansion of exclusions and increases in premiums where coverage is available, have created what many believe is a crisis in the director and officer liability insurance market. This crisis has been stimulated by an increased frequency of litigation against directors and officers, and increases in the cost of defending such litigation. The Board of Directors believes that this situation has created an atmosphere of substantial uncertainty about the level of protection that can be afforded to directors who seek to act in good faith to carry out their duties to the Company. In turn, this situation impairs the Company's ability to attract and retain qualified directors. The potential exposure of these individuals to the costs and risks of claims of personal liability may exceed any benefit to them from being a director of a public company. This fact is especially a concern of individuals who are not employees of the Company and whose objectivity is therefore of great value. In response to this situation, many companies have adopted amendments to their charter and/or bylaws to increase the level of protection for their directors.

     In 1986, the Delaware legislature enacted amendments to the Delaware law to permit Delaware corporations to provide directors additional protection from personal liability. To implement such added protection, shareholders must approve the Reincorporation Proposal, which will also constitute approval of the Company's Certificate of Incorporation.

     Article XII of the Company's Certificate of Incorporation gives effect to the amendments to Delaware law and is intended to give to the Company's directors the full protection against personal liability that is permitted under the amended law. See "SIGNIFICANT DIFFERENCES BETWEEN THE ARTICLES OF INCORPORATION OF ENTERPRISES AND THE CERTIFICATE OF INCORPORATION OF THE
COMPANY -- Elimination of Certain Director Liability."

     Delaware law provides that the Board of Directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, the law holds directors to fiduciary duties of care and loyalty to the corporation and its stockholders. The Delaware Supreme Court has held that the duty of care requires the exercise of an informed business judgment. An informed business judgment means that directors have informed themselves of all material information reasonably available to them. Having become so informed, they then must act with requisite care in the discharge of their duties. Liability of directors of a Delaware corporation to the corporation or its stockholders for breach of the duty of care in some circumstances requires a finding by a court that the directors were grossly negligent. Adoption of the Company's Certificate of Incorporation would not change the standard of care required of directors. However, as authorized by statute, the Company's Certificate of Incorporation would eliminate the monetary liability of each director of the Company for breach of his or her fiduciary duties, subject to the exceptions set forth in Delaware law. If the Reincorporation Proposal is adopted, a stockholder will be able to prosecute an action against a director for monetary damages only if he or she can show a breach of the duty of loyalty, a failure to act in good faith, intentional misconduct, a knowing violation of law, an improper personal benefit, or an illegal dividend or stock repurchase. Stockholders will surrender any cause of action for "negligence" or "gross negligence" in satisfying the duty of care, including negligence or gross negligent conduct in the context of a takeover proposal of the Company. However, because the Delaware statute regarding directors' liability was only recently adopted by the State of Delaware, the potential outcome of any litigation arising out of interpretations of the statute cannot be ascertained at this time.

     Directors also have a duty of loyalty to the corporation and its stockholders. The duty of loyalty requires that, in making a business decision, directors act in good faith and in the honest belief that the action taken was in the best interests of the corporation. The Company's Certificate of Incorporation would not insulate directors of the Company from liability for breach of their duty of loyalty, nor would it limit the liability of directors for claims arising under the federal securities laws. The Company's Certificate of Incorporation would not limit or eliminate the right of the Company or any stockholder to seek an injunction or other non-monetary relief in the event of a breach of a director's duty of care, although, in certain situations equitable remedies may not be as effective as monetary damages, and third parties, such as creditors of the Company, will not be precluded by such provision from pursuing any claims they might have. Furthermore, the Company's Certificate of Incorporation would have no effect on currently pending or prior litigation involving Enterprises and its directors or on any liability by virtue of any act or omission by a director that occurred prior to the Effective Time of the Merger. Enterprises is not aware of any prior or pending litigation that would have been or would be impacted by Article XII of the Company's Certificate of Incorporation.

     Enterprises' Bylaws currently permit indemnification of agents of Enterprises, including directors and officers, to the fullest extent permitted by California law. Enterprises' Bylaws (which were adopted prior to the recently enacted legislation) do not require indemnification for directors of amounts paid in settling or otherwise disposing of threatened or pending actions by or in the right of Enterprises (including shareholder derivative suits) or of expenses incurred in defending threatened or pending actions that are settled or otherwise disposed of, whether or not such indemnification is approved by a court. If the Reincorporation Proposal is adopted, directors would in effect be relieved of liability with respect to the foregoing actions to the extent such actions were based on breach of their fiduciary duty of care. Consequently, adoption of the Company's Certificate of Incorporation may reduce the likelihood of derivative litigation against directors and may discourage or deter stockholders or management from bringing a lawsuit against directors for breaches of their fiduciary duties, even though such action, if successful, might otherwise have benefited the Company and its stockholders.

     Enterprises' primary purpose for eliminating liability of directors for certain breaches of fiduciary duty is to provide directors with the greatest protection possible for personal liability while still insuring that directors' actions are taken in the best interests of the Company and its stockholders. The Board agrees with the Delaware legislature that a proper balance is achieved by preserving only the bases for directors' liability discussed above, including the directors' fiduciary duty of loyalty to the Company. This balance allows directors to act in the best interests of the Company without undue fear of financial penalties wholly disproportionate to their remuneration for services as directors, while still preserving proper disincentives for actions not taken in the best interests of the Company and its stockholders. In considering the recommendation of the Board of Directors that Article XII be included in the Company's Certificate of Incorporation as part of the Reincorporation Proposal, it should be noted that because the directors of the Company have a personal interest in seeing the adoption of Article XII at the potential expense of stockholders, there may be an inherent conflict of interest in the Board's recommendation in favor of the Reincorporation Proposal.

     7. Inspection of Shareholders' List. California law provides for an absolute right of inspection of a shareholders' list for persons holding 5% or more of the corporation's voting shares or persons holding 1% or more of such shares who have filed a Schedule 14B with the Securities and Exchange Commission relating to the election of directors. (Generally, a Schedule 14B must be filed by any shareholder engaged in the solicitation of proxies, as such terms are defined in the federal securities laws, in connection with a contested election of directors.) Delaware law gives any stockholder of record the right to inspect the stockholders' list for a purpose reasonably related to such person's interest as a stockholder and, during the ten days preceding a stockholders' meeting, for any purpose germane to that meeting. Delaware law contains no provision comparable to the absolute right of inspection provided by California law to certain shareholders. Importantly, under California law, California rules with respect to the inspection of shareholders' lists apply to any corporation such as the Company that, although incorporated outside California, has its principal executive offices in California or customarily holds meetings of its Board of Directors in California.

     8. Payment of Dividends. Delaware law permits the payment of dividends out of surplus or, if there is no surplus, out of net profits for the current and preceding fiscal years (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation. The ability of a Delaware corporation to pay dividends on, or to make repurchases or redemptions of, its shares is dependent on the financial status of the corporation standing alone and not on a consolidated basis. In determining the amount of surplus of a Delaware corporation, the assets of the corporation, including stock of subsidiaries owned by the corporation, must be valued at their fair market value as determined by the board of directors, without regard to their historical book value.

     Under California law, any distributions (including dividends and repurchases of shares) generally are limited either to retained earnings or to an amount that would leave the corporation with tangible assets in an amount equal to at least 125% of its tangible liabilities and with current assets in an amount at least equal to its current liabilities (or 125% of its current liabilities if the average pre-tax and pre-interest earnings for the preceding two fiscal years were less than the average interest expenses for such years). Such limitations are applied on a consolidated basis and are based upon the book value of assets determined in accordance with generally accepted accounting principles then applicable.

     Enterprises has historically paid cash dividends aggregating $.08 per share each year, and the Company intends to continue this practice for the foreseeable future.

     9. Interested Director Transactions. Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law, (a) either the shareholders or the board of directors must approve any such contract or transaction in good faith after full disclosure of the material facts, and in the case of board approval the contract or transaction must also be "just and reasonable" (in California) or "fair" (in Delaware) to the corporation, or (b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. Under California law, if shareholder approval is sought, the interested director is not entitled to vote his shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Delaware law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even though less than a majority of a quorum). Therefore, certain transactions that the Board of Directors of Enterprises might not be able to approve because of the number of interested directors, could be approved by a majority of the disinterested directors of the Company, although less than a majority of a quorum. The Company is not aware of any plans to propose any transaction involving directors of the Company that could not be so approved under California law but could be so approved under Delaware law.

     10. Shareholder Derivative Suits. California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may only bring a derivative action on behalf of the corporation if the stockholder was a stockholder of the corporation at the time of the transaction in question or his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

     11. Dissolution. Under California law, shareholders holding 50% or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by stockholders holding 100% of the total voting power of the corporation. Only if the dissolution is initiated by the board of directors may it be approved by a simple majority of the corporation's stockholders. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with dissolutions. The Company's Certificate of Incorporation contains no such supermajority voting requirement, however, and a majority of shares voting at a meeting at which a quorum is present would be sufficient to approve a dissolution of the Company that had previously been approved by its Board of Directors.

APPLICATION OF THE GENERAL CORPORATION LAW OF CALIFORNIA TO DELAWARE
CORPORATIONS

     Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not organized under California law) are placed in a special category if they have characteristics of ownership and operation which indicate that they have significant contacts with California. So long as a Delaware or other foreign corporation is in this special category, and it does not qualify for one of the statutory exemptions, it is subject to a number of key provisions of the California General Corporation Law applicable to corporations incorporated in California. Among the more important provisions are those relating to the election and removal of directors, cumulative voting, classified boards of directors, standards of liability and indemnification of directors, distributions, dividends and repurchases of shares, shareholder meetings, approval of certain corporation transactions, dissenters and appraisal rights and inspection of corporate records.

     Exemptions from Section 2115 are provided for corporations whose shares are approved for listing on the New York Stock Exchange if such corporations have 800 or more shareholders of record. The Company will be exempt from Section 2115 following the Merger because the Common Stock of the Company will be so approved for listing and will be owned by more than 800 holders.

                                 LEGAL OPINION

     The validity of the Company's Common Stock to be issued upon consummation of the Reincorporation Proposal has been passed upon by Gibson, Dunn & Crutcher, Los Angeles, California.

                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     In the opinion of Gibson, Dunn & Crutcher, counsel to Enterprises, the following discussion accurately summarizes the material United States federal income tax consequences of the Merger to the holders of Enterprises Common Stock, Enterprises, the Company and California Subsidiary. This opinion is based on the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority and administrative rulings and practice. In addition, this opinion is based upon information contained in this Proxy Statement -- Prospectus. No ruling from the IRS has been or will be sought with respect to any aspect of the Merger. Therefore, there can be no assurance that the IRS will not take a contrary view as to the tax consequences described herein. Furthermore, legislative, judicial or administrative changes or interpretations may be forthcoming that could alter or modify the statements and conclusions set forth herein.

     The following does not consider the tax consequences of the Merger under state, local and foreign law. Moreover, special considerations not described herein may apply to certain taxpayers, such as financial institutions, broker-dealers, insurance companies, tax-exempt organizations, investment companies and persons who are neither citizens nor residents of the United States, or who are foreign corporations, foreign partnerships or foreign estates or trusts as to the United States.

     EACH HOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE MERGER.

FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

     Subject to the qualifications set forth above, the Merger should qualify as a tax-free reorganization under Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code, with the following results:

          (i) No gain or loss will be recognized by the shareholders of Enterprises upon the conversion of their shares of Enterprises Common Stock into shares of Company Common Stock.

          (ii) The basis of the shares of Company Common Stock received by each shareholder of Enterprises will be the same as the basis of the shares of Enterprises Common Stock held by such shareholder immediately prior to the Merger.

          (iii) The holding period of the shares of Company Common Stock received by each shareholder of Enterprises will include the holding period of the shares of Enterprises' Common Stock held by such shareholder immediately prior to the Merger, provided that such shareholder held such shares of Enterprises' Common Stock as a capital asset on the date of the Merger.

          (iv) No gain or loss will be recognized by Enterprises, the Company or California Subsidiary in connection with the Merger.

                             ELECTION OF DIRECTORS

     Eight directors are to be elected at the Annual Meeting, each to serve for a term of one year and until his or her successor is elected. The proxies solicited hereby are intended to be voted for the nominees whose names are listed below. All of the nominees except Frank P. Willey are presently directors. Messrs. William P. Foley II and Daniel D. (Ron) Lane were elected directors in December 1993, and the remaining nominees were elected by the shareholders at the 1993 Annual Meeting. The persons named in the proxy will have discretionary authority to vote for others if any nominee becomes unable or unwilling to serve prior to the meeting. To the knowledge of Enterprises, all nominees are and will be able to serve.

INFORMATION CONCERNING NOMINEES

                                                           FIRST
                                                            YEAR
                                                           BECAME        OTHER CORPORATE
         NAME             AGE     PRINCIPAL OCCUPATION    DIRECTOR        DIRECTORSHIPS
         ----             ---     --------------------    --------       ---------------
William P. Foley II       48      Chairman of the           1993       Fidelity National
                                  Board, President and                 Financial, Inc.
                                  Chief Executive
                                  Officer, Fidelity
                                  National Financial,
                                  Inc.
Donald E. Doyle           47      President and Chief       1992                --
                                  Executive Officer,
                                  Enterprises
Carl N. Karcher           77      Chairman of the           1966                --
                                  Board, Emeritus,
                                  Enterprises
Peter Churm               68      Chairman Emeritus,        1979                --
                                  Furon Company
Carl L. Karcher           45      President, CLK,           1992                --
                                  Inc., a franchisee
                                  of the Company
Daniel D. (Ron) Lane      59      Chairman and Chief        1993       Fidelity National
                                  Executive Officer,                   Financial, Inc.,
                                  Lane/Kahn Pacific,                   Hawaiian Airlines,
                                  Inc.                                 Inc., Resort Income
                                                                       Investors, Inc.
Elizabeth A. Sanders      48      Independent               1983       H.F. Ahmanson, The
                                  Management                           Vons Company, Inc.,
                                  Consultant                           Sport Chalet, Inc.,
                                                                       Wal-Mart Stores, Inc.
Frank P. Willey           40      Executive Vice              --       Fidelity National
                                  President and                        Financial, Inc.
                                  General Counsel,
                                  Fidelity National
                                  Financial, Inc.

     William P. Foley II has been a director of Enterprises since December 1993 and became Chairman of the Board of Enterprises in March 1994. Since 1981, Mr. Foley has been Chairman of the Board, President and Chief Executive Officer of Fidelity National Financial, Inc., a holding company engaged in title insurance and related services.

     Donald E. Doyle became a director, President and Chief Executive Officer of Enterprises in December 1992. Prior to that time, he served as President and Chief Executive Officer of the Greater Louisville Economic Development Partnership. Mr. Doyle was employed by Kentucky Fried Chicken Corporation from 1973 until 1988 in several capacities, including, between 1984 and 1988, President of KFC-USA, the principal operating company for Kentucky Fried Chicken company-owned and franchised restaurants.

     Carl N. Karcher, the founder of Enterprises, purchased his first hot dog stand on July 17, 1941 and has been developing Enterprises' concepts since that time. He first became a director of Enterprises in 1966. He has served as Chairman of the Board Emeritus since January 1, 1994. He was Chairman of the Board of Enterprises until October 1, 1993. Until Mr. Doyle's appointment as Chief Executive Officer in December 1992, Mr. Karcher served in such capacity. Prior to 1980, he was President of Enterprises. In September 1989, Mr. Karcher and the Securities and Exchange Commission entered into a settlement agreement with respect to a previously filed action pursuant to which Mr. Karcher, without admitting or denying any wrongdoing, consented to the entry of a permanent injunction enjoining him from further violations of certain federal securities laws. In addition, Mr. Karcher agreed to pay a penalty pursuant to the Insider Trading Sanctions Act of 1984.

     Peter Churm became a member of the Board of Directors of Enterprises in 1979. He was Chairman of the Board of Furon Company, a publicly-held diversified manufacturing company headquartered in Laguna Niguel, California, from May 1980 through February 1992 and was President of that company for more than the 16 years prior to that time. He remains a member of the Board of Directors of Furon Company.

     Carl L. Karcher has been a franchisee of Enterprises since May 1985. For more than 17 years prior to that time, Mr. Karcher was employed by Enterprises in several capacities, including Vice President, Manufacturing and Distribution. Mr. Karcher first became a director in May 1992. In November 1988, the Securities and Exchange Commission obtained a summary judgment in a civil action brought against Mr. Karcher under certain federal securities laws, which required Mr. Karcher to pay disgorgement of $10,500 which represented losses Mr. Karcher avoided in the sale of certain of Enterprises' 9 1/2% Convertible Debentures. In addition, a permanent injunction was entered against Mr. Karcher enjoining him from future violations under certain federal securities laws.

     Daniel D. (Ron) Lane became a director of Enterprises in December 1993. Mr. Lane has been a Director of Fidelity National Financial, Inc. since September 1989. Since February 1983, he has been a principal, Chairman and Chief Executive Officer of Lane/Kuhn Pacific, Inc., a corporation that consists of several community development and home building partnerships, all of which are headquartered in Newport Beach, California. Mr. Lane also serves as a director of Hawaiian Airlines, Inc. and Resort Income Investors, Inc.

     Elizabeth A. Sanders served as Chairman of the Board of Enterprises from October 1, 1993 until February 22, 1994 and has been a director since 1983. She is an independent management consultant to various businesses. She was employed by Nordstrom, Inc., which owns a chain of department stores, in several capacities between 1971 and 1990 (including Vice President-General Manager between 1980 and 1990). Mrs. Sanders is a member of the Board of Directors of H.F. Ahmanson, The Vons Companies, Inc., Sport Chalet, Inc. and Wal-Mart Stores, Inc.

     Frank P. Willey has been a Director, Executive Vice President and General Counsel of Fidelity National Financial, Inc. since February 1986.

     Carl L. Karcher is Carl N. Karcher's son.

     The Executive Committee of the Board of Directors of Enterprises, comprised of Ms. Sanders and Messrs. Doyle, Foley and Lane, is empowered by the Board of Directors to take all actions that may otherwise be taken by the Board of Directors, to the extent permitted by law. The Company's Board of Directors intends to form an Executive Committee with the same authority and composed of the same individuals following the Merger.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE ABOVE NOMINEES.

CLASSIFICATION OF DIRECTORS

     If the Reincorporation Proposal is approved by the shareholders, the directors elected at the Annual Meeting will serve as directors of the Company. Enterprises will cause Messrs. Willey and Carl L. Karcher to be elected as Class I directors of the Company whose terms would continue until the Annual Meeting of Stockholders of the Company to be held in 1995, Messrs. Churm, Doyle and Lane to be elected as Class II directors, whose terms would continue until the Annual Meeting of Stockholders of the Company to be held in 1996, and Messrs. Foley and Carl N. Karcher and Mrs. Sanders as Class III directors, whose terms would continue until the Annual Meeting in 1997.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     In addition to the Executive Committee, the Board of Directors has two standing committees: the Audit Committee and the Compensation and Stock Option Committee. The Board does not have a nominating committee or other committee performing similar functions. The Audit Committee, whose current members are Kenneth Olsen (Chairman), Peter Churm, Daniel W. Holden and Elizabeth A. Sanders, monitors Enterprises' basic accounting policies and their related system of internal control, reviews its audit and management reports and makes recommendations regarding the appointment of independent auditors. The Compensation and Stock Option Committee, whose current members are Peter Churm (Chairman), Daniel W. Holden, Kenneth Olsen, Elizabeth A. Sanders and Carl L. Karcher, considers the hiring and election of corporate officers, salary and incentive compensation policies for officers and directors, and the granting of stock options to employees.

     During fiscal 1994, the Board of Directors held 12 meetings, the Audit Committee held three meetings, the Compensation and Stock Option Committee held four meetings and the Executive Committee held one meeting. During fiscal 1994, no director attended fewer than 75% of the aggregate meetings of the Board of Directors and the committee or committees on which he or she served.

COMPENSATION OF DIRECTORS

     For their services as directors in fiscal 1994, Messrs. Churm, Holden, Olsen, Carl L. Karcher and Mrs. Sanders received a base fee of $18,000. For their attendance at Board meetings (including telephonic meetings), other than regular Board meetings, Messrs. Churm, Holden, Olsen, Carl L. Karcher and Mrs. Sanders received $17,000, $16,000, $17,000, $7,500 and $17,000, respectively.
Commencing October 1993 through the end of fiscal 1994, for her services as Chairman, Mrs. Sanders received a pro-rata portion of Chairman's fees of $90,000 per annum, totaling $22,500. Mrs. Sanders also received reimbursement of expenses incurred attending Board meetings totaling $5,373 in fiscal 1994. Each director, with the exception of Mrs. Sanders, is expected to receive a fee of $18,000 in fiscal 1995 for their services and $1,000 ($500 for telephonic meetings) for each Board meeting or committee meeting other than regular meetings attended by that director in fiscal 1995. Mrs. Sanders will receive such fees in addition to the pro-rata portion of Chairman's fees she received prior to the naming of Mr. Foley as Chairman in March 1994.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As of the date of this Proxy Statement, the members of the Compensation and Stock Option Committee of the Board of Directors were Peter Churm, Daniel H. Holden, Kenneth Olsen, Elizabeth Sanders and Carl L. Karcher, none of whom was an officer or employee of the Company during fiscal 1994. With the exception of Carl L. Karcher, who was the Vice President -- Manufacturing/Distribution of Enterprises from January 1981 to June 1985, none of the members are former officers of the Company.

                             EXECUTIVE COMPENSATION

     The following table sets forth, for the years indicated, the compensation awarded to, earned by or paid to each of the Chief Executive Officer and the four other most highly compensated executive officers (collectively with the Chief Executive Officer, the "Named Executive Officers") of Enterprises who were so employed by Enterprises as of January 31, 1994.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                                             COMPENSATION AWARDS
                                               ANNUAL COMPENSATION          ---------------------
                                        ---------------------------------   RESTRICTED
                                                             OTHER ANNUAL     STOCK       OPTIONS/     ALL OTHER
                               FISCAL    SALARY     BONUS    COMPENSATION    AWARDS        SARS       COMPENSATION
       NAME AND TITLE           YEAR     ($)(8)      ($)      ($)(1)(2)        ($)          (#)        ($)(1)(3)
       --------------          ------   --------   -------   ------------   ---------     -------     ------------
Donald E. Doyle..............   1994    $289,038   $75,000     $238,046           --      162,769(5)     $   --
  President and                 1993      23,654        --           --     $100,000(4)        --            --
  Chief Executive Officer(6)    1992          --        --           --           --           --            --
Loren C. Pannier.............   1994     189,139    33,282       12,058           --       23,408         2,912
  Senior Vice President,        1993     180,461        --       14,152           --       13,560         5,728
  Chief Financial Officer       1992     172,500    25,968           --           --           --            --
Rory J. Murphy...............   1994     165,654    40,000       11,841           --       61,200         2,477
  Senior Vice President,        1993     128,428        --        4,215           --        8,470         3,265
  Operations                    1992      90,192    13,118           --           --           --            --
Kerry W. Coin................   1994     148,292    29,400      153,434           --       30,000            --
  Senior Vice President         1993          --        --           --           --           --            --
  and General Manager,          1992          --        --           --           --           --            --
  Boston Pacific, Inc.(7)
Richard C. Celio.............   1994     133,049    28,000       13,982           --       50,108         1,435
  Vice President,               1993     109,860        --       12,664           --        5,450         2,958
  General Counsel               1992     101,923    13,172           --           --           --            --

- ---------------

(1) In accordance with the transition provisions covering disclosure of executive compensation adopted by the Securities and Exchange Commission, amounts for "Other Annual Compensation" and "All Other Compensation" are excluded for fiscal 1992.

(2) "Other Annual Compensation" includes the following amounts for Messrs. Doyle, Pannier, Murphy, Coin and Celio: (a) auto allowance payments of $9,960, $9,960, $9,960, $9,130 and $9,960 and (b) reimbursements by
    Enterprises for medical and dental costs of $1,414, $2,098, $1,881, $830 and $4,022. In fiscal 1994, Messrs. Doyle and Coin received reimbursements for relocation costs totaling $174,172 and $143,474. In fiscal 1994, Mr. Doyle received a housing allowance in the amount of $52,500.

(3) "All Other Compensation" includes matching and voluntary contributions by Enterprises to Enterprises' voluntary contributory profit sharing and 401(k) savings plan for Messrs. Pannier, Murphy and Celio in the amounts of (i) $394, $251 and $242 for the profit sharing plan and (ii) $2,518, $2,226 and $1,193 for the 401(k) savings plan.

(4) Mr. Doyle was awarded 12,121 shares of restricted stock pursuant to his employment agreement on January 6, 1993. The award has been valued based on the market value of Enterprises' Common Stock on the date of issuance, which was $8.25 per share. See "Employment Agreements."

(5) As part of Enterprises' offer to Mr. Doyle in December 1992 to become President and Chief Executive Officer, Enterprises agreed to grant Mr. Doyle an option to purchase 100,000 shares of Common Stock subject to shareholder ratification of the 1993 Employee Stock Incentive Plan. This option was subsequently granted to Mr. Doyle in April 1993 upon the adoption by Enterprises' Board of Directors of the 1993 Employee Stock Incentive Plan.

(6) Mr. Doyle was appointed President and Chief Executive Officer in December 1992.

(7) Mr. Coin was appointed Vice President, Strategic Development in February 1993, and was appointed Senior Vice President and General Manager of Boston Pacific, Inc. in February 1994.

(8) In fiscal 1994, base salaries for Messrs. Doyle, Pannier, Murphy, Coin and Celio were $300,000, $190,184, $169,000, $168,000 and $136,000.

     The following table sets forth certain information with respect to the stock options granted during fiscal 1994 to the Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                        POTENTIAL REALIZABLE
                                                                                                VALUE
                                               INDIVIDUAL GRANTS                          AT ASSUMED ANNUAL
                         -------------------------------------------------------------          RATES
                                       PERCENTAGE OF                                       OF STOCK PRICE
                                       TOTAL OPTIONS                                      APPRECIATION FOR
                                         GRANTED TO       EXERCISE                           OPTION TERM
                           OPTIONS      EMPLOYEES IN       PRICE         EXPIRATION     ---------------------
         NAME            GRANTED (#)   FISCAL 1994(1)   ($/SHARE)(2)       DATE(3)       5%($)       10%($)
         ----            -----------   --------------   ------------   ---------------  --------   ----------
Donald E. Doyle........    100,000          17.2%          $ 8.00       April 19, 2003  $504,000   $1,272,000
                            62,769          10.8%            8.13        June 10, 2003   321,497      811,396
Loren C. Pannier.......     23,408           4.0%            8.13        June 10, 2003   119,893      302,588
Rory J. Murphy.........     30,000           5.2%            8.00       April 19, 2003   151,200      381,600
                            31,200           5.4%            8.13        June 10, 2003   159,803      403,313
Kerry W. Coin..........     30,000           5.2%            8.00       April 19, 2003   151,200      381,600
Richard C. Celio.......     25,000           4.3%            8.00       April 19, 2003   126,000      318,000
                            25,108           4.3%            8.13        June 10, 2003   128,601      324,564

- ---------------

(1) Based on the number of shares being subject to options granted to all employees in fiscal 1994, which aggregated 579,812.

(2) The fair market value of Enterprises' Common Stock on the date of grant.

(3) All the options vest 33 1/3% on the first anniversary of the date of grant, 33 1/3% on the second anniversary of the date of grant and 33 1/3% on the third anniversary of the date of grant.

     The following table sets forth certain information with respect to stock options exercised during fiscal 1994 by the Named Executive Officers aggregate fiscal 1994 year end stock option values.

                   AGGREGATE OPTION EXERCISES IN FISCAL 1994
                     AND FISCAL 1994 YEAR-END OPTION VALUES

                                                                                            VALUE OF UNEXERCISED
                                                                NUMBER OF UNEXERCISED           IN-THE-MONEY
                                                               OPTIONS AT FISCAL 1994      OPTIONS AT FISCAL 1994
                             SHARES ACQUIRED                        YEAR END (#)                YEAR END ($)
                               ON EXERCISE        VALUE       -------------------------   -------------------------
           NAME                    (#)         REALIZED ($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
           ----              ---------------   ------------   -------------------------   -------------------------
Donald E. Doyle............     --                --                    --/162,769                   --/$866,723
Loren C. Pannier...........     --                --               243,736/ 33,578           $1,586,367/ 179,981
Rory J. Murphy.............     --                --                17,340/ 67,552               83,243/ 360,624
Kerry W. Coin..............     --                --                    --/ 30,000                   --/ 161,250
Richard C. Celio...........     --                --                27,880/ 54,196               75,705/ 289,061

EMPLOYMENT AGREEMENTS

     In January 1993, Enterprises entered into employment agreements with Donald
E. Doyle, the President and Chief Executive Officer, Loren C. Pannier, Senior Vice President and Chief Financial Officer, Rory J. Murphy, Senior Vice President, Operations, Richard C. Celio, Vice President, General Counsel, and Roger D. Shively, Vice President, Human Resources. Each such employment agreement expires in January 1996. In February 1993, Enterprises entered into an employment agreement with Kerry W. Coin, Senior Vice President and General Manager of Boston Pacific, Inc., which expires in February 1996. In April 1993, Enterprises entered into an employment agreement with Karen B. Eadon, Vice President, Marketing, which expires in April 1996.

     Base Salaries. The base salaries payable under these agreements are subject to increase from time to time at the discretion of the Board of Directors. The employment agreement with Mr. Doyle provides for an initial annual base salary of $300,000. In March 1994, Mr. Doyle's annual base salary was increased to

$315,000. In addition, in March 1993, Enterprises and Mr. Doyle executed an addendum to his employment agreement providing for a housing cost differential payment of $4,375 per month to be paid to Mr. Doyle through December 1997 in consideration of the markedly higher housing costs in Southern California compared to those in Louisville, Kentucky, Mr. Doyle's former residence.

     Bonuses. The employment agreements provide for a management incentive compensation plan to be established by the Board of Directors for the payment of cash bonuses to the executive officers and management of Enterprises. Such bonuses will be paid if certain performance targets are met. The Board of Directors has established the terms of such management incentive compensation plan. See "Incentive Compensation Plan."

     Stock Options and Grants. Each employment agreement entitles the executive officer to participate in the Company's stock incentive plan. Certain grants were made to the Named Executive Officers pursuant to their employment agreements, as set forth in the table above.

     Termination of Employment; Change of Control. Each employment agreement provides that if Enterprises terminates an executive officer's employment for good and valid cause (as defined therein), Enterprises will not be required to pay any severance pay or pro-rata payment that may otherwise be due such executive officer. However, if an executive officer is terminated by Enterprises without cause, Enterprises will be obligated to pay a lump sum equal to the greater of one year's compensation (two years' compensation in the case of Mr. Doyle) or the balance of compensation due for the remainder of the employment agreement, plus any accrued and unpaid compensation. In addition, in the event Enterprises terminates Mr. Doyle's employment without cause, the addendum to Mr. Doyle's employment agreement requires that the housing cost differential payments thereunder be made to him for the longer of two years or the balance of the agreement. In addition, the employment agreements provide for certain payments in the event Enterprises is acquired by or merged with another entity, or another entity acquires all or substantially all of Enterprises' assets, resulting in such other entity gaining direction or control of Enterprises (a "Change in Control") and thereafter either (i) an executive officer is terminated or (ii) an executive officer exercises his right upon a Change in Control to terminate his employment agreement. In either case, such executive officer's employment agreement requires Enterprises to pay such executive officer's base salary for the longer of one year (two years in the case of Mr. Doyle) or the balance of such agreement's term. Mr. Pannier is also party to a Change in Control Agreement executed in 1988 that provides that if Mr. Pannier loses his position or a substantially equivalent position with Enterprises as a result of and prior to two years after a Change in Control, Mr. Pannier is entitled to an amount equal to the product of (i) the sum of his annual base salary at the highest annual rate in effect at any time within the prior two years plus the highest amount awarded to such executive under the annual bonus plan or any successor bonus plan during the prior three years multiplied by (ii)
2.99 (subject to adjustment, if Mr. Pannier retires within three years from that date or as necessary to make payment under the agreement not constitute "parachute payments"). It also provides that all outstanding options held by Mr. Pannier become fully vested and exercisable, and employee benefit plans and programs in which he participates at such time will continue in full force and effect for a specified period.

INCENTIVE COMPENSATION PLAN

     In 1993, Enterprises adopted the Carl Karcher Enterprises, Inc. Incentive Compensation Plan (the "Incentive Plan") to help Enterprises attract and retain qualified employees in managerial and other key positions and to provide incentives to those individuals to contribute to the success of Enterprises. The Incentive Plan is administered by the Compensation and Stock Option Committee of the Board of Directors (the "Committee") and the Vice President of Human Resources of the Company. The Incentive Plan provides for cash bonus awards, the amounts of which are directly dependent upon increases in operating income over the prior fiscal year.

     Participants in the Incentive Plan must be employees of Enterprises nominated by the President and Chief Executive Officer and approved by the Committee. Each participant in the Incentive Plan is assigned a level of participation based on such participant's responsibilities. Participation levels are established and approved by the Committee following recommendations by the President and Chief Executive Officer, and the Vice President of Human Resources. Cash awards under the Incentive Plan for each participant are determined by multiplying the participant's base salary in effect on the last day of the applicable plan year by the applicable assigned percentage, which will be increased or decreased based on whether various levels of operating income are achieved.

     Participants in the Incentive Plan who terminate employment with Enterprises on or after the last day of the plan year vest with respect to any award under the Incentive Plan for that plan year. Participants who terminate employment with Enterprises prior to the end of a plan year will receive such awards as the Committee shall determine as appropriate, if any. Employees hired or promoted during a plan year will be eligible to receive pro-rata awards for such plan year as the Committee shall determine, provided that the minimum pro-rata amount is one-fourth of a full award.

     If a participant in the Incentive Plan dies before the last day of the plan year, Enterprises will pay a pro-rata share of an award in an amount authorized by the Committee. If a participant in the Incentive Plan dies on or after the last day of a plan year, Enterprises will pay the full amount of any award under the Incentive Plan for that plan year.

     The Committee has the right to cancel, modify or amend the Incentive Plan in its sole discretion, provided that no cancellation, modification or amendment may occur retroactively for a plan year that has ended, and no amendment may modify any award that has previously been paid.

RETIREMENT PLANS

     Enterprises has a voluntary contributory profit sharing and savings investment plan (the "Investment Plan") for all eligible employees, excluding hourly operations employees. The annual contribution of Enterprises under the profit sharing portion of the Investment Plan is determined at the discretion of the Board of Directors. Every employee earns credit toward vesting from his or her initial date of employment; amounts accrued for the account of an eligible employee become vested in increasing percentages beginning during the employee's third year of continuous service and become fully vested after the fifth year. Benefits are realizable upon termination, retirement, total disability or death. Total contributions to the plan for fiscal 1994 were $435,000.

     The savings investment portion of the Investment Plan is administered in accordance with the provisions of Section 401(k) of the Internal Revenue Code. Employees who are participants in the profit sharing plan may elect to reduce their annual salary by up to 15% and have this amount contributed to the plan. Up to 4% of the employees' contributions are matched by Enterprises and may be used to purchase the Enterprises' Common Stock. Total contributions to the plan for all participants for fiscal 1994 were $378,000.

     Enterprises has a defined benefit pension plan for all eligible hourly operations employees. Each eligible employee earns credit toward vesting from his or her initial date of employment. Employees are fully vested upon the completion of five years of service. The plan provides a benefit of $10 per month for each year of service since February 1, 1985, with a maximum benefit of $200 per month. Benefits are realizable upon termination, retirement, total disability or death. Total contributions to the plan for all participants for fiscal 1994 were $442,000.

KEY EMPLOYEE STOCK OPTION PLAN

     Enterprises' Key Employee Stock Option Plan (the "Plan") was adopted by the Board of Directors on September 15, 1982, and was approved by the shareholders of Enterprises on June 8, 1983. The Plan expired by its terms in September 1992. The Plan provided for options that qualify as incentive stock options under former Section 422A (now Section 422) of the Internal Revenue Code (the "Code"), as well as options that do not so qualify. The Plan was designed to enable Enterprises to attract, retain and motivate eligible employees, consultants and directors by providing for or increasing their proprietary interest in Enterprises. Persons employed on a salaried basis by Enterprises or its parent or subsidiaries were eligible to receive incentive options. Such persons, as well as consultants to and directors of Enterprises, were eligible to receive nonqualified options. The Plan was administered by the Compensation and Stock Option Committee of the Board of Directors.

     Although Enterprises reserved 3,000,000 shares of its Common Stock for issuance under the Plan, the Plan expired in September 1992. As of April 25, 1994, Enterprises had outstanding incentive options to purchase an aggregate of 90,060 shares of Common Stock pursuant to the Plan to seven employees, with exercise prices ranging from $5.21 to $10.58 with an average exercise price of $5.53 per share. As of April 25, 1994, Enterprises had outstanding nonqualified options to purchase an aggregate of 606,777 shares of Common Stock pursuant to the Plan to 31 employees, with exercise prices ranging from $5.21 to $13.38 with an average exercise price of $8.31 per share.

1993 EMPLOYEE STOCK INCENTIVE PLAN

     Enterprises' 1993 Employee Stock Incentive Plan (the "1993 Plan") was adopted by the Board of Directors of Enterprises on April 20, 1993, and was approved by Enterprises' shareholders on June 16, 1993. After the Merger, no further options will be available for grant under the 1993 Plan in as much as Enterprises will no longer be a publicly held company. The 1993 Plan is substantially similar to the 1994 Plan of the Company which will replace it. As of April 25, 1994, Enterprises had outstanding nonqualified options to purchase an aggregate of 860,114 shares of Common Stock pursuant to the 1993 Plan to 42 employees with exercise prices ranging from $7.13 to $13.38 with an average exercise price of $9.40 per share.

TRANSACTIONS WITH OFFICERS, DIRECTORS AND RELATED PARTIES

     Enterprises leases the land and buildings, which include the headquarters of Enterprises and its distribution center, in Carl Karcher Plaza located in 1200 North Harbor Boulevard, Anaheim, California from the Trust. The original term of the lease expires in April 2003, and Enterprises has the option to renew the lease for two additional five-year terms. The current rent under the lease is $89,275 per month, subject to adjustment every five years.

     Enterprises also leases two adjacent parcels of land in Carl Karcher Plaza from the Karcher Trust. One parcel is being utilized by Enterprises for its training facilities and parking. The rent is $5,443 per month, subject to adjustment every five years. The other parcel is being utilized, in part, for the distribution center parking and storage. The unused portion of this parcel has been subleased to various small commercial tenants. The rent for this second parcel is $6,250 per month, also subject to adjustment every five years. The lease term for both parcels expires in April 2003, and Enterprises has the option to renew each of these leases for two additional five-year terms.

     Enterprises presently has three leases with the Trust with respect to restaurant properties. The terms of these leases range from 20 to 35 years. In two of the leases, the minimum monthly rentals are $5,735 and $6,799 or 5 1/2% of annual gross sales. The terms of the third lease require minimum monthly rental for improvements of $2,871 or 4% of annual gross sales and a fixed monthly rental of $5,699 for the land. The aggregate rentals paid for the restaurant properties leased during fiscal 1994 were $474,275.

     In November 1993, Enterprises purchased two restaurants from the Trust for an aggregate purchase price of $848,000. A third restaurant site is in escrow, for which Enterprises has paid a $250,000 deposit.

     During the second quarter of fiscal 1994, Enterprises purchased a total of 59,750 shares of Common Stock from Carl N. Karcher for an aggregate purchase price of $422,000. All shares purchased were canceled and retired.

     In January 1994 Enterprises entered into an Employment Agreement with Carl
N. Karcher which expires January 1999. The contract provides that Mr. Karcher will be employed as the Chairman Emeritus of the Board as a non-executive officer reporting to the President and Chief Executive Officer. It provides for a base salary of $400,000 with bonuses to be paid in the sole and absolute discretion of the Chairman of the Board and the Compensation and Stock Option Committee. The agreement entitles Mr. Karcher to participate in the Company's stock option program and provides for an initial, one time grant of an option to purchase 100,000 shares with an exercise price equal to the fair market value of Enterprises' Common Stock on the date of grant. Future grants will be made in the discretion of Enterprises' Compensation and Stock Option Committee. The agreement provides that if Mr. Karcher is terminated by Enterprises without cause or, if after a change in control of the Company following a merger, sale of assets or acquisition, Mr. Karcher is terminated or exercises his right to terminate employment following a change in control, Mr. Karcher becomes entitled to payments due under the agreement as they become due for the remainder of the term without the obligation of further services. The agreement also confirms the previously announced retirement benefit of Mr. Karcher in the amount of $200,000 per year for life after the end of the employment term.

     Enterprises has one lease with Loren C. Pannier and Suzanne Pannier. This lease is for 25 years with a minimum monthly rental equal to the greater of $4,910 or 5% of annual gross sales of the Carl's Jr. Restaurant at that location. Enterprises also has two leases in which Loren C. Pannier has a 12% and a 33% undivided interest. These leases have an initial term of 25 years and provide for a minimum monthly rental equal to (a) the greater of $3,290 or 5 1/2% of annual gross sales of the Carl's Jr. Restaurant at that location and
(b) the greater of $3,440 or 6% of annual gross sales of the Carl's Jr. Restaurant at that location. The aggregate rentals paid under all three leases during fiscal 1994 was $86,642.

     Restaurants leased from related parties generally were constructed by Enterprises on land acquired by Enterprises. The properties were then sold to these parties and leased back by Enterprises. Enterprises believes that these sale and leaseback arrangements are at rental rates generally similar to those with unaffiliated third parties. Except as noted above, Enterprises presently does not intend to enter into leases for new restaurants with related parties.

     In a series of transactions between May 1985 and December 1991, Enterprises franchised and sold 15 restaurants to Carl L. Karcher for an aggregate purchase price of $4,533,533 (which includes franchise fees of $447,482 and sales tax of $60,163). Cash down payments aggregating $941,425 were made by Mr. Karcher with the balance paid in the form of interest-bearing promissory notes. In January 1992, Mr. Karcher paid $2,234,798 of the remaining $2,691,163 owing as of that time on those notes. During fiscal 1994, the largest aggregate amount outstanding under the remaining note was $434,989. As of March 28, 1994, $402,674 was still owed to Enterprises on this note. The note bears interest at 12 1/2% per annum and is due in January 2002.

     Carl L. Karcher has also entered into franchise agreements for four restaurants which he developed independently between August 1985 and November 1991. Enterprises acted as general contractor in the development of all four restaurants developed independently by Mr. Karcher, and Mr. Karcher paid the costs of such construction to Enterprises. In addition, pursuant to three Development Agreements dated May 17, 1985, March 22, 1991 and December 16, 1991, between Mr. Karcher and Enterprises, Mr. Karcher is obligated to develop an aggregate of nine additional restaurants and become a franchisee with respect to those restaurants. Mr. Karcher has developed four of these restaurants. Enterprises acted as general contractor in the development of two of the three restaurants developed by Mr. Karcher pursuant to the Development Agreements and Mr. Karcher paid the costs of such construction to Enterprises. Mr. Karcher is obligated to develop the remaining five restaurants at varying times between 1995 and 2001. Mr. Karcher was obligated to pay an aggregate of $90,000 to Enterprises under these Development Agreements, $30,000 of which was paid in cash, $50,000 of which was paid by delivery of a promissory note that did not bear interest and was paid in full in fiscal 1993 and the other $10,000 of which was waived.

     In connection with Carl L. Karcher's operation of the 23 franchised restaurants, he regularly purchases food and other products from Enterprises on the same terms and conditions as other franchisees. During fiscal 1994, these purchases totaled approximately $6,682,000. Mr. Karcher is also obligated to pay a percentage of such restaurants' annual gross sales ranging from zero to 4% as royalty fees and an additional zero to 4% as advertising and promotional fees to reimburse Enterprises for its regional and national advertising efforts on behalf of all franchisees. During fiscal 1994, Mr. Karcher paid royalty fees of $735,687 and advertising and promotional fees of $682,840 for all 23 restaurants combined.

     Carl L. Karcher is a lessee or sublessee of Enterprises with respect to 15 restaurant locations. Rental payments equal the greater of a percentage of the annual gross sales of the restaurant or a minimum monthly rental. The fifteen leases expire between March 2000 and June 2011. The minimum monthly rentals range from $4,157 to $8,750. The percentage of annual gross sales ranges from 5% to 8%. The rentals paid under these 15 leases during fiscal 1994 aggregated $1,171,939.

     In June 1990, Enterprises entered into a Business Facilities Lease Purchase Agreement (the "Facilities Agreement") with Franklin J. and Lucille J. Karcher pursuant to which Mr. and Mrs. Karcher agreed to purchase the leasehold interests and related assets of up to six Carl's Jr. Restaurants located in Tucson, Arizona, two of which were to be purchased by June 19, 1993, two of which are to be purchased by June 19, 1994 and one of which is to be purchased by June 19, 1995. Mr. and Mrs. Karcher have the option to purchase the sixth restaurant on or prior to June 19, 1995. The purchase of the six restaurants was to be financed in full by Enterprises, represented by a promissory note executed by Mr. and Mrs. Karcher in favor of Enterprises, due and payable 10 years following the date of execution and bearing interest at a rate of 12 1/2% per annum. As of March 28, 1994, no amounts were yet outstanding under this note because Mr. and Mrs. Karcher's obligations to purchase the restaurants are subject to ongoing negotiations. Concurrently with the execution of the Facilities Agreement, Enterprises and Mr. and Mrs. Karcher entered into a purchase agreement whereby Mr. and Mrs. Karcher purchased six additional Carl's Jr. Restaurants located in Tucson, Arizona for a total purchase price of $1,591,781. Mr. and Mrs. Karcher financed this purchase by paying Enterprises $25,000 in cash and executed promissory notes in principal amounts of $125,000 and $1,441,781, which bear interest at an annual rate of zero percent and 12 1/2%, respectively. The principal amount due under the first note was due and paid in full on January 15, 1991. The principal amount under the second note is due on June 19, 2000 and had $1,334,077 outstanding as of March 28, 1994. The maximum amount outstanding under such note during fiscal 1994 was $1,384,296. In connection with the six Tucson, Arizona restaurants, Enterprises advanced $89,169 for working capital purposes. Such note bears interest at 12 1/2% per annum, is due on February 1, 1995 and had an outstanding balance of $28,190 at March 28, 1994. Franklin J. Karcher is the brother of Carl N. Karcher and was Enterprises' Vice President -- Franchising until 1990.

     Joseph C. Karcher entered into franchise agreements for seven restaurants between March 1990 and October 1992. Six of these restaurants were developed pursuant to two Development Agreements dated July 24, 1989 and July 8, 1992. Under these Development Agreements, Mr. Karcher is obligated to develop three additional restaurants at varying times between November 1996 and September 1998, and become a franchisee of Enterprises with respect to such restaurants. In connection with the operation of his restaurants, Mr. Karcher regularly purchases food and other products from Enterprises on the same terms and conditions as other franchisees. During fiscal 1994, these purchases totaled approximately $1,323,000. Mr. Karcher is also obligated to pay a percentage of such restaurants' annual gross sales ranging from 2% to 4% as royalty fees and an additional 1.5% to 3.5% as advertising and promotional fees to reimburse Enterprises for its regional and national advertising efforts on behalf of all franchisees. During fiscal 1994, Mr. Karcher was charged royalty fees of $103,335 and advertising and promotional fees of $124,238. Joseph C. Karcher is the son of Carl N. Karcher.

     In a series of transactions between May 1984 and December 1985, Enterprises franchised and sold three restaurants to Gary L. and Anne M. Wiles for an aggregate purchase price of $792,000. Cash down payments aggregating $92,000 were made by Mr. and Mrs. Wiles with the balance paid in the form of interest-bearing promissory notes. During fiscal 1994, the largest aggregate amount outstanding under the notes was $428,798. As of March 28, 1994, $363,713 was still owed to Enterprises on these notes. The notes bear interest at 12% and 12 1/2% per annum and are due in December 1995 and June 1999. Mr. and Mrs. Wiles are lessees of Enterprises with respect to one restaruant location. The initial lease term is for 19 years with a minimum monthly rental equal to $8,768. Mr. and Mrs. Wiles have also entered into franchise agreements for four restaurants which they developed independently between December 1990 and May 1992. In connection with Mr. and Mrs. Wiles' operation of the eight franchised restaurants, they regularly purchase food and other products from Enterprises on the same terms and conditions as other franchisees. During fiscal 1994, these purchases totaled approximately $2,306,000. Mr. and Mrs. Wiles were also obligated to pay 4% of such restaurants' annual gross sales as royalty fees and an additional 1% to 3.5% as advertising and promotional fees to reimburse Enterprises for its regional and national advertising efforts on behalf of all franchisees. During fiscal 1994, Mr. and Mrs. Wiles paid royalty fees of $249,907 and advertising and promotional fees of $237,187 for all eight restaurants combined. Anne M. Wiles is the daughter of Carl N. Karcher.

     In May 1984, Enterprises franchised and sold two restaurants to Bernard W. Karcher for an aggregate purchase price of $700,000. A cash down payment of $70,000 was made by Mr. Karcher with the balance paid in the form of a 12% interest-bearing promissory note. During fiscal 1994 the note was paid in full, with the largest aggregate amount outstanding totaling $401,155. Bernard W. Karcher has also entered into franchise agreements for nine restaurants which were developed independently between October 1985 and February 1993. Pursuant to two Development Agreements dated September 7, 1988 and October 15, 1989 between Mr. Karcher and Enterprises, Mr. Karcher is obligated to develop five additional restaurants at varying times until August 1995, and become a franchisee of Enterprises with respect to such restaurants. In connection with Mr. Karcher's operation of the eleven franchised restaurants, he regularly purchases food and other products from Enterprises on the same terms and conditions as other franchisees. During fiscal 1994, these purchases totaled approximately $3,563,000. Mr. Karcher is also obligated to pay 4% of such restaurants' annual gross sales as royalty fees and an additional 3.5% as advertising and promotional fees to reimburse Enterprises for its regional and national advertising efforts on behalf of all franchisees. During fiscal 1994, Mr. Karcher paid royalty fees of $457,877 and advertising and promotional fees of $391,903 for all eleven restaurants combined. Bernard W. Karcher is the brother of Carl N. Karcher.

     All of the franchise arrangements described above are on terms generally similar to those with unaffiliated parties.

                             CKE RESTAURANTS, INC.

                           1994 STOCK INCENTIVE PLAN

     The following description of the Company's 1994 Stock Incentive Plan (the "1994 Plan") is qualified in its entirety by reference to the full text of such plan.

GENERAL

     As a result of the merger contemplated by the Reincorporation Proposal, no further options may be granted under the 1993 Plan. The Company has therefore adopted a substantially similar plan to continue the option program for employees and non-employee directors. The vote for the approval of the 1994 Plan will be by Enterprises shareholders in that capacity as well as future stockholders of the Company. The purpose of the 1994 Plan is to enable the Company and its subsidiaries to attract, retain and motivate their employees by providing for or increasing the proprietary interests of such employees in the Company. Every employee of the Company or any of its subsidiaries is eligible to be considered for the grant of awards under the 1994 Plan. The maximum number of shares of Common Stock that may be issued pursuant to awards granted under the 1994 Plan is 1,750,000, subject to certain adjustments to prevent dilution. The maximum number of shares of Common Stock that may be issued to any one employee during any calendar year is 200,000. The closing sale price of Enterprises' Common Stock on the New York Stock Exchange on April 29, 1994 was $12.00.

     The 1994 Plan will be administered by the Company's Compensation and Stock Option Committee (the "Committee"). Subject to the provisions of the 1994 Plan, the Committee will have full and final authority to select the participants to whom awards will be granted thereunder, to grant such awards, and to determine the terms and conditions of such awards and the number of shares to be issued pursuant thereto.

AWARDS

     The 1994 Plan authorizes the Committee to enter into any type of arrangement with an eligible employee that, by its terms, involves or might involve the issuance of (1) Common Stock, or (2) a Derivative Security (as such term is defined in Rule 16a-1 promulgated under the Securities and Exchange Act of 1934) with an exercise or conversion privilege at a price either above, equal to, or below the fair market value of the Common Stock on the date of grant or with a value derived from the value of the Common Stock.

     Awards under the 1994 Plan are not restricted to any specified form or structure and may include arrangements such as sales and bonuses of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares. An award may consist of one such arrangement or two or more such arrangements in tandem or in the alternative.

     An award granted under the 1994 Plan to an employee may include a provision conditioning or accelerating the receipt of benefits, either automatically or in the discretion of the Committee, upon the occurrence of specified events, such as a change of control of the Company, an acquisition of a specified percentage of the voting power of the Company or a dissolution, liquidation, merger, reclassification, sale of substantially all of the property and assets of the Company or other significant corporate transaction. Any stock option granted to an employee may be a tax-benefited incentive stock option or a non qualified stock option that is not tax-benefited.

     An award under the 1994 Plan may permit the recipient to pay all or part of the purchase price of the shares or other property issuable pursuant thereto, and/or to pay all or part of such recipients' tax withholding obligations with respect to such issuance, by delivering cash, by delivering previously owned shares of capital stock of the Company or other property deemed acceptable by the Committee, by reducing the amount of shares or other property otherwise issuable pursuant to the award, or by delivering a promissory note, the terms and conditions of which shall be determined by the Committee. If an option granted under the 1994 Plan permitted the recipient to pay for the shares issuable pursuant thereto with previously owned shares, the recipient would be able to exercise the option in successive transactions, starting with a relatively small number of shares and, by a series of exercises using shares acquired from each such transaction to pay the purchase price of the shares acquired in the following transaction, to exercise an option for a larger number of shares with no more investment than the original share or shares delivered.

NON-EMPLOYEE DIRECTOR OPTIONS

     The 1994 Plan provides for the automatic grant of stock options to non-employee directors, pursuant to which, each year, on the first business day after the date of the annual meeting of shareholders of the Company, the non-employee directors will automatically be granted options ("Non-Employee Director Options") to purchase the number of shares of Common Stock as follows: each nonemployee director shall receive an option to purchase 2,500 shares; each nonemployee director member of the Executive Committee shall receive an option to purchase an additional 5,000 shares; and the nonemployee Chairman of the Board of Directors shall receive an option to purchase an additional 20,000 shares. The exercise price for each option is the Fair Market Value (as defined in the 1994 Plan) of the shares on the date of the grant.

     Each Non-Employee Director Option will become exercisable for the first time to purchase 33 1/3% of Common Stock subject thereto on each of the first, second and third anniversaries of the date of grant, provided, however, that a Non-Employee Director Option shall become fully exercisable on the date upon which the optionee shall cease to be a non-employee director as a result of death or total disability. In addition, all outstanding Non-Employee Director Options will become exercisable in full on the first to occur of the following:

          (1) the date of approval of a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to the 1994 Plan are exchanged for or converted into cash, property and/or securities not issued by the Company;

          (2) the first date upon which the directors of the Company who were nominated by the Board of Directors for election cease to constitute a majority of the authorized number of directors of the Company;

          (3) the dissolution or liquidation of the Company;

          (4) the sale of substantially all of the property and assets of the Company; or

          (5) the date of dissemination to the stockholders of a proxy statement disclosing a change in control of the Company.

     Each Non-Employee Director Option granted under the 1994 Plan will expire upon the first to occur of the following:

          (1) the first anniversary of the date upon which the optionee ceases to be a non-employee director as a result of death or total disability;

          (2) the 90th day after the date upon which the optionee ceases to be a non-employee director for any reason other than death or total disability; or

          (3) the fifth anniversary of the date of grant of such option.

PLAN DURATION

     The 1994 Plan became effective upon its adoption by the Board of Directors in May 1994, but no shares of Common Stock may be issued or sold under the 1994 Plan until it has been approved by the Company's stockholders. Awards may not be granted under the 1994 Plan after April 30, 1999. Although any award that was duly granted on or prior to such date may thereafter be exercised or settled in accordance with its terms, no shares of Common Stock may be issued pursuant to any award after April 30, 2009.

AMENDMENTS

     The Board of Directors may amend or terminate the 1994 Plan at any time and in any manner, subject to the following:

          (1) the recipient of any award may not be deprived of such award or any of his or her rights thereunder or with respect thereto without his or her consent as a result of any such amendment or termination; and

          (2) the terms and conditions relating to the Non-Employee Director Options may not be amended more than every six months other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules and regulations thereunder.

SECTION 16(B) OF THE EXCHANGE ACT

     The acquisition and disposition of shares of Common Stock by officers, directors and more than 10% stockholders of the Company ("Insiders") pursuant to awards granted to them under the 1994 Plan may be subject to the provisions of
Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), under which a purchase of shares of Common Stock within six months before or after a sale of Common Stock could result in recovery by the Company of all or a portion of any amount by which the sale proceeds exceed the purchase price. Insiders are required to file reports of changes in beneficial ownership under Section 16(a) of the Exchange Act upon acquisitions and dispositions of shares. Rule 16b-3 provides an exemption from Section 16(b) liability for certain transactions pursuant to employee benefit plans.

FEDERAL INCOME TAX TREATMENT

     The following is a brief description of the federal income tax treatment which will generally apply to awards made under the 1994 Plan, based on federal income tax laws in effect on the date hereof. The exact federal income tax treatment of awards will depend on the specific nature of the award. Such an award may, depending on the conditions applicable to the award, be taxable as an option, as restricted or unrestricted stock, as a cash payment, or otherwise.

     Incentive Options. Pursuant to the 1994 Plan, employees may be granted options which are intended to qualify as incentive stock options ("Incentive Options") under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Non-Employee Director Options are not intended to qualify as Incentive Options. Generally, the optionee is not taxed and the Company is not entitled to a deduction on the grant or the exercise of an Incentive Option. However, if the optionee sells the shares acquired upon the exercise of an Incentive Option at any time within (a) one year after the date of transfer of shares to the optionee pursuant to the exercise of such Incentive Option or (b) two years after the date of grant of such Incentive Option, then the optionee will recognize ordinary income in an amount equal to the excess, if any, of the lesser of the sale price of the shares of Common Stock or the fair market value of the shares of Common Stock on the date of exercise over the exercise price of such Incentive Option. In such case, the Company will generally be entitled to a tax deduction in an amount equal to the amount of ordinary income recognized by such optionee.

     The amount by which the fair market value of the shares of Common Stock received upon exercise of an Incentive Option exceeds the exercise price will be included as a positive adjustment in the calculation of an optionee's "alternative minimum taxable income" ("AMTI") in the year of exercise. The "alternative minimum tax" imposed on individual taxpayers is generally equal to 26% of the individual's AMTI (reduced by certain exemption amounts) up to $175,000 and 28% of the AMTI in excess of $175,000.

     Nonqualified Options. The grant of an option or other similar right to acquire stock which does not qualify for treatment as an Incentive Option (a "Nonqualified Option"), is generally not a taxable event for the optionee. Upon exercise of the option, the optionee will generally recognize ordinary income in an amount equal to the excess of the fair market value of the stock acquired upon exercise (determined as of the date of the exercise) over the exercise price of such option, and the Company will be entitled to a tax deduction equal to such amount. See "Special Rules for Awards Granted to Insiders including Non-Employee Directors," below.

     Special Rules for Awards Granted to Insiders including Non-Employee Directors. If an optionee is a director, officer or shareholder subject to
Section 16 of the Exchange Act (an "Insider") and exercises an option within six months of the date of grant, the timing of the recognition of any ordinary income generally should be deferred until (and the amount of ordinary income should be determined based on the fair market value (or sales price in the case of a disposition) of the shares of Common Stock upon) the earlier of the following two dates (the "16(b) Date"): (i) six months after the date of grant or (ii) a disposition of the shares of Common Stock, unless the Insider makes an election under Section 83(b) of the Code (an "83(b) Election") within 30 days after exercise to recognize ordinary income based on the value of the Common Stock on the date of exercise. In addition, special rules apply to an Insider who exercises an option having an exercise price greater than the fair market value of the underlying shares on the date of exercise.

     Restricted Stock. Awards under the 1994 Plan may also include stock sales, stock bonuses or other grants of stock. Unless the recipient makes an 83(b) Election as discussed above within 30 days after the receipt of the restricted shares, the recipient generally will not be taxed on the receipt of restricted shares until the restrictions on such shares expire or are removed. When the restrictions expire or are removed, the recipient will recognize ordinary income (and the Company will be entitled to a deduction) in an amount equal to the excess of the fair market value of the shares at that time over the purchase price. However, if the recipient makes an 83(b) Election with 30 days of the receipt of restricted shares, he or she will recognize ordinary income (and the Company will be entitled to a deduction) equal to the excess of the fair market value of the shares on the date of receipt over the purchase price. In the case of an Insider (as defined above), the timing of income recognition (including the date used to compute the fair market of shares) with respect to restricted shares may be deferred until the 16(b) Date, as described above in "Special Rules for Awards Granted to Insiders including Non-Employee Directors" above, unless the Insider makes a valid 83(b) Election.

     Miscellaneous Tax Issues. Awards may be granted under the 1994 Plan which do not fall clearly into the categories described above. The federal income tax treatment of these awards will depend upon the specific terms of such awards. Generally, the Company will be required to make arrangements for withholding applicable taxes with respect to any ordinary income recognized by a participant in connection with awards made under the 1993 Plan.

     With certain exceptions, an individual may not deduct investment-related interest to the extent such interest exceeds the individual's net investment income for the year. Investment interest generally includes interest paid on indebtedness incurred to purchase shares of Common Stock. Interest disallowed under this rule may be carried forward to and deducted in later years, subject to the same limitations.

     Special rules will apply in cases where a recipient of an award pays the exercise or purchase price of the award or applicable withholding tax obligations under the 1994 Plan by delivering previously owned shares of Common Stock or by reducing the amount of shares otherwise issuable pursuant to the award. The surrender or withholding of such shares will in certain circumstances result in the recognition of income with respect to such shares.

     The terms of the agreements pursuant to which specific awards are made to employees under the 1993 Plan may provide for accelerated vesting or payment of an award in connection with a change in ownership or control of the Company. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards may constitute "excess parachute payments" under the "golden parachute" provisions of the Code. Pursuant to these provisions, a recipient will be subject to a 20% excise tax on any "excess parachute payments" and the Company will be denied any deduction with respect to such payment. Recipients of awards should consult their tax advisors as to whether accelerated vesting of an award in connection with a change of ownership or control of the Company would give rise to an excess parachute payment.

     Section 162(m)of the Code limits to $1 million the deductibility of compensation received in a year by the Company's chief executive officer and the other four most highly compensated executive officers, unless such compensation qualifies as "performance-based" or falls within other exceptions under Section 162(m). This provision is effective only with respect to compensation paid on or after January 1, 1994. The 1994 Plan is designed to comply with the requirements of the proposed Treasury Regulations under Section 162(m) so that Awards under the 1994 Plan may qualify as "performance-based compensation." If the Awards so qualify, Section 162(m) would not limit any deduction that the Company would otherwise be entitled to. However, final Treasury Regulations have not been issued and therefore there is no assurance that the Awards would qualify as "performance based."

BOARD RECOMMENDATION

     The shareholders of Enterprises are being asked to approve the 1994 Plan both in their capacity as current shareholders of Enterprises and as future stockholders of the Company. This step will eliminate additional expenses of a separate meeting and proxy solicitation for the Company's stockholders after the Merger contemplated by the Reincorporation Proposal has been consummated. The Board of Directors believes that it is in the best interests of the Company and its stockholders to adopt the 1994 Plan in order to attract, retain and motivate qualified employees. A majority of the votes cast at the Annual Meeting is necessary for the approval of this proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE 1994 EMPLOYEE STOCK INCENTIVE PLAN.

          COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE
            COMPENSATION FOR THE FISCAL YEAR ENDED JANUARY 31, 1994

     The Committee, comprised of five non-employee directors, is responsible for administering the executive compensation policies, administering the various management incentive programs (including option plans), and making recommendations to the Board of Directors with respect to these policies and programs. In addition, the Committee makes annual recommendations to the Board of Directors concerning the compensation paid to the Chief Executive Officer and to each of the other executive officers of Enterprises (each, an "Executive Officer"), including the Named Executive Officers. Set forth below is a report submitted by the Committee addressing compensation policies for fiscal 1994 as they affected Donald E. Doyle, the President and Chief Executive Officer of Enterprises at year end, and the other Executive Officers.

COMPENSATION POLICIES TOWARDS EXECUTIVE OFFICERS

     The Committee believes that the most effective executive compensation program is one that provides incentives to achieve both current and long-term strategic management goals, with the ultimate objective of enhancing shareholder value. In this regard, the Committee believes executive compensation should be comprised of cash as well as equity-based programs. Base salaries are generally set at market levels in order to attract and retain qualified and experienced executives. With respect to equity-based compensation, the Committee believes that an integral part of Enterprises' compensation program is the ownership and retention of Enterprises' Common Stock by its Executive Officers. By providing Executive Officers with a meaningful stake in Enterprises, the value of which is dependent on Enterprises' long-term success, a commonality of interests between Enterprises' Executive Officers and its shareholders is fostered.

RELATIONSHIP OF PERFORMANCE TO COMPENSATION

     Compensation that may be earned by the Executive Officers in any fiscal year consists primarily of base salary, cash bonus and stock options.

     Base Salaries. Base salaries are set forth in the Executive Officers' employment agreements and are subject to increase annually at the discretion of the Committee. After reviewing the major events and changes that occurred in fiscal 1994, the Committee approved increases to some base salaries to remain competitive with market base salaries and to reflect new responsibilities for some Executive Officers.

     Annual Cash Bonuses. Although Enterprises did not achieve the targeted levels of pre-tax income for 1994 that were set, based upon Enterprises 1993 incentive compensation plan, the Committee believed that great progress had been made in controlling costs in targeted areas. To reflect and reward this achievement, the Committee approved bonuses equal to one-half the amount that would have been paid had the targeted pre-tax income levels been met.

     Stock Options. Enterprises' stock option program presents the opportunity for variable compensation based on the market appreciation of Enterprises' Common Stock and is designed to increase employee ownership in Enterprises. Previously adopted guidelines based upon salary and the price of Enterprises' stock were replaced this year by an award program which takes into account the level of responsibility in the organization, and total compensation compared to comparable companies. As such, the award of stock options require subjective judgment as to the amount of the option. Stock options encourage executives to become owners of Enterprises which further aligns their interests with the shareholders. Options have no value unless the price of Enterprises' stock increases.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Donald E. Doyle became Enterprises' Chief Executive Officer and President on December 22, 1992 when his base salary was set at $300,000. It remained at that level through fiscal 1994. As a merit increase, the Committee granted Mr. Doyle a 5% increase in base compensation to $315,000 for the fiscal 1995 year. The balance of Mr. Doyle's compensation is determined in accordance with the same principles discussed above consisting of a bonus element and a stock option award. Mr. Doyle received a bonus equal to $75,000 (one-half the targeted amount) and stock options to purchase 62,769 shares at an exercise price of $8.13. As part of the original contract entered into in December 1992, Enterprises agreed to grant Mr. Doyle an option to purchase 100,000 shares. This option was granted to Mr. Doyle in April 1993 upon adoption of the 1993 Plan, subject to approval of Enterprises' shareholders.

CORPORATE DEDUCTION FOR COMPENSATION

     Recently enacted Section 162(m) of the Internal Revenue Code generally limits to $1 million the corporate deduction for compensation paid to the Named Executive Officers, unless certain requirements are met. At this time, Enterprises deduction for officer compensation is not limited by the provisions of Section 162(m). The Committee intends to monitor regulations issued pursuant to Section 162(m) and to take such actions with respect to the executive compensation program as are reasonably necessary to preserve the corporate tax deduction for executive compensation paid.

                                          Peter Churm (Chairman)
                                          Daniel W. Holden
                                          Kenneth Olsen
                                          Elizabeth A. Sanders
                                          Carl Leo Karcher

     The report of the Compensation and Stock Option Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Enterprises specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                  STOCKHOLDER RETURN PERFORMANCE PRESENTATION

 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN AMONG CARL KARCHER
   ENTERPRISES, RUSSELL 2000 INDEX, AND SELECTED RESTAURANT PEER GROUP INDEX

      MEASUREMENT PERIOD         CARL KARCHER                     RESTAURANT
    (FISCAL YEAR COVERED)         ENTERPRISES    RUSSELL 2000     PEER GROUP
1/30/89                               100             100             100
1/29/90                              81.8           103.2           102.6
1/28/91                              58.2            94.0           103.5
1/27/92                              69.5           142.2           146.3
1/25/93                              73.4           161.8           156.9
1/31/94                             116.6           191.1           175.1

Restaurant Index is comprised of the following companies: Bob Evans Farms, Inc.; Foodmaker, Inc.; Ground Round Restaurants, Inc.; Hanover Direct, Inc.*; IHOP Corporation; Luby's Cafeterias, Inc.; Morrison, Inc.; Piccadilly Cafeterias, Inc.; Ryan's Family Steak Houses, Inc.; Shoney's Inc.; Sizzler International, Inc.; and VICORP Restaurants, Inc.

* On 4/15/93 Horn & Hardart Co. merged with and into Hanover Direct, Inc.

                              INDEPENDENT AUDITORS

     Selection of the independent auditors is made by the Board of Directors upon consultation with the Audit Committee. Enterprises' independent auditors for the fiscal year ended January 31, 1994 were KPMG Peat Marwick. The Board of Directors will vote upon the selection of auditors for the current fiscal year at a future Board meeting.

     Representatives of KPMG Peat Marwick are expected to attend the Annual Meeting and be available to respond to appropriate questions. The representatives of KPMG Peat Marwick also will have an opportunity to make a formal statement, if they so desire.

                              FINANCIAL STATEMENTS

     Enterprises' 1994 Annual Report, including financial statements for fiscal 1994, accompanies this proxy statement. SHAREHOLDERS MAY OBTAIN A COPY OF ENTERPRISES' ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FREE OF CHARGE BY WRITING TO THE SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER, P.O. BOX 4349, ANAHEIM, CALIFORNIA 92803.

                SHAREHOLDERS' PROPOSALS FOR 1995 ANNUAL MEETING

     Pursuant to the rules of the Securities and Exchange Commission, proposals by eligible stockholders (as defined below) which are intended to be presented at the Company's Annual Meeting of stockholders in 1995 must be received by the Company by January 13, 1995 in order to be considered for inclusion in the Company's proxy materials. The Board of Directors of the Company will determine whether any such proposal will be included in its 1995 proxy solicitation materials. An eligible stockholder is one who is the record or beneficial owner of at least 1% or $1,000 in market value of securities entitled to be voted at the 1995 Annual Meeting and who shall continue to own such securities through the date on which the meeting is held.

                                 OTHER BUSINESS

     Other Business. Management does not know of any matter to be acted upon at the Meeting other than the matters described above, but if any other matter properly comes before the Meeting, the persons named on the enclosed proxy card will vote thereon in accordance with their best judgment.

     Shareholders are urged to sign and return their proxies without delay.

                                          For the Board of Directors

                                          WILLIAM P. FOLEY II, Chairman of the
                                          Board

May 17, 1994

                             CKE RESTAURANTS, INC.
         (A WHOLLY-OWNED SUBSIDIARY OF CARL KARCHER ENTERPRISES, INC.)

                             INDEX TO BALANCE SHEET

                                                                                        PAGE
                                                                                        -----
Independent Auditors' Report..........................................................    F-1
Balance Sheet at March 3, 1994........................................................    F-2
Note to Balance Sheet.................................................................    F-3

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
CKE Restaurants, Inc.:

     We have audited the accompanying balance sheet of CKE Restaurants, Inc. (a wholly-owned subsidiary of Carl Karcher Enterprises, Inc.) as of March 3, 1994. This balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on this balance sheet based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit of a balance sheet includes examining, on a test basis, evidence supporting the amounts and disclosures in that balance sheet. An audit of a balance sheet also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of CKE Restaurants, Inc. at March 3, 1994, in conformity with generally accepted accounting principles.

                                          KPMG PEAT MARWICK

Orange County, California
March 3, 1994

                             CKE RESTAURANTS, INC.
         (A WHOLLY-OWNED SUBSIDIARY OF CARL KARCHER ENTERPRISES, INC.)

                                 BALANCE SHEET

                                 MARCH 3, 1994

                                     ASSETS

Total assets......................................................................  $     --
                                                                                    --------
                                                                                    --------
                            LIABILITIES AND STOCKHOLDER'S EQUITY
Stockholder's Equity
  Preferred Stock, $0.01 par value; authorized 5,000,000 shares; no shares issued
     or outstanding...............................................................        --
  Common Stock, $0.01 par value; authorized 50,000,000 shares; no shares issued or
     outstanding..................................................................        --
  Additional paid-in capital......................................................        --
  Common stock subscribed (one share).............................................  $ 25,000
  Less: stock subscriptions receivable............................................   (25,000)
                                                                                    --------
Total liabilities and stockholder's equity........................................  $     --
                                                                                    --------
                                                                                    --------

                     See accompanying note to Balance Sheet

                             CKE RESTAURANTS, INC.
         (A WHOLLY-OWNED SUBSIDIARY OF CARL KARCHER ENTERPRISES, INC.)

                             NOTE TO BALANCE SHEET

                                 MARCH 3, 1994

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Description of Business

     CKE Restaurants, Inc. (the "Company") was incorporated in the State of Delaware on March 1, 1994 as a wholly-owned subsidiary of Carl Karcher Enterprises, Inc. Ultimately, the shareholders of Carl Karcher Enterprises, Inc. ("Enterprises"), will vote upon approval of a merger whereby Enterprises will become a wholly-owned subsidiary of the Company and the Company will become the successor to Enterprises as a Delaware holding company (the "Merger").

     Upon the completion of the Merger, the Company will develop, operate, franchise and license a quick-service restaurant chain, under the "Carl's Jr." name, with more than 640 restaurants in California, Nevada, Oregon, Arizona and Mexico and have the exclusive rights from Boston Chicken Inc., to franchise "Boston Chicken" stores in the areas of Los Angeles, Sacramento and San Diego, California.

     The Company is in the process of filing a registration statement with the Securities and Exchange Commission to issue and sell up to $75 million of unsecured debt securities and/or shares of its preferred stock.

  Fiscal Year

     The Company will utilize a 52 or 53 week accounting period which ends on the last Monday of January each year.

  Income Taxes

     Income Taxes will be provided based on the liability method of accounting in accordance with Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes". Under this method, income tax assets and liabilities are recognized using enacted tax rates for the expected future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. A change in tax rates is recognized in income in the period that includes the enactment date.

                                                                      APPENDIX A

                 PLAN OF REORGANIZATION AND AGREEMENT OF MERGER

     This Plan of Reorganization and Agreement of Merger (the "Merger
Agreement") is made as of March   , 1994, by and among Carl Karcher Enterprises,
Inc. a California corporation ("Surviving Company"), CKE Food Services, Inc. a California corporation ("CKE Subsidiary"), and CKE Restaurants, Inc. a Delaware corporation ("Holding Company"). Surviving Company and CKE Subsidiary together are hereinafter sometimes referred to as "Constituent Corporations."

     WHEREAS, Surviving Company has an authorized capital stock consisting of
22,500,000 shares of Common Stock, without par value, of which           are
issued and outstanding;

     WHEREAS, CKE Subsidiary has an authorized capital stock consisting of 10,000 shares of Common Stock, without par value, of which 1,000 shares are issued and outstanding, all of which are owned by Holding Company;

     WHEREAS, Holding Company has an authorized capital stock consisting of 55,000,000 shares, of which 50,000,000 shares consist of Common Stock, par value $.01 per share, of which one share is issued and outstanding, all of which are owned by Surviving Company, and 5,000,000 shares consist of Preferred Stock, par value $.01 per share, none of which are issued and outstanding;

     WHEREAS, the respective Boards of Directors of Surviving Company, CKE Subsidiary and Holding Company deem it advisable that CKE Subsidiary merge into Surviving Company upon terms and conditions herein provided (the "Merger") and have each approved this Merger Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties hereto agree that in accordance with the California General Corporation Law, CKE Subsidiary shall be merged with and into Surviving Company in accordance with the following terms and conditions:

          1. Merger. Effective upon the filing of this Merger Agreement under the California General Corporation Law (the "Effective Date"), CKE Subsidiary and Surviving Company shall be merged with and into a single corporation, which shall be Surviving Company as the surviving corporation. The separate corporate existence of CKE Subsidiary shall cease on the Effective Date.

          2. Articles of Incorporation and Bylaws. The Articles of Incorporation of CKE Subsidiary, as amended and in effect on the Effective Date, shall be the Articles of Incorporation of Surviving Company without change or amendment until further amended in accordance with the provisions thereof and applicable law. The Bylaws of CKE Subsidiary, as amended and in effect on the Effective Date, shall be the Bylaws of Surviving Company, without change or amendment until further amended in accordance with the provisions thereof and applicable law.

          3. Directors and Officers. The directors and officers of Surviving Company immediately prior to the Merger shall continue as the directors and officers, respectively, of the Surviving Company after the Effective Date to hold office until the expiration of their current terms, or their prior resignation, removal or death.

          4. Succession. On the Effective Date, Surviving Company shall succeed to CKE Subsidiary in the manner, of and as more fully set forth, in Section 1107 of the California General Corporation Law.

          5. Further Assurances. From time to time, as and when required by Surviving Company or by its successors and assigns, there shall be executed and delivered on behalf of CKE Subsidiary such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise in Surviving Company the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of CKE Subsidiary, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of Surviving Company are fully authorized in the name and on behalf of CKE Subsidiary or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

          6. Capital Stock of Surviving Company. On the Effective Date, by virtue of the Merger and without any action on the part of any holder thereof, each share of the Common Stock, without par value, of Surviving Company outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of the Common Stock, par value $.01 per share, of Holding Company.

          7. Common Stock of CKE Subsidiary. On the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of the Common Stock, without par value, of CKE Subsidiary outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of the Common Stock, without par value, of Surviving Company.

          8. Common Stock of Holding Company Owned by Surviving Company. On the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of Common Stock of Holding Company outstanding immediately prior thereto and owned by Surviving Company shall remain issued and outstanding.

          9. Stock Certificates. On and after the Effective Date, all of the outstanding certificates that prior to that time represented shares of the Common Stock of Surviving Company shall be deemed for all purposes to evidence the same number of shares of Common Stock of Holding Company. The registered owner on the books and records of Holding Company or its transfer agents of any such stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Holding Company or its transfer agents, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, the shares of Holding Company to which such person is entitled.

          10. Options. Upon the Effective Date, all outstanding and unexercised portions of all options to buy Common Stock of Surviving Company under the Carl Karcher Enterprises, Inc. Key Employee Incentive Stock Option Plan and Carl Karcher Enterprises, Inc. 1993 Employee Stock Incentive Plan shall become options for the same number of shares of Common Stock of Holding Company and, effective upon the Effective Date, Holding Company hereby expressly adopts and assumes all outstanding and unexercised portions of such options and all obligations of CKE Subsidiary with respect thereto.

          11. Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned at the election of the Board of Directors of Surviving Company, whether before or after approval of this Merger Agreement by the shareholders of Surviving Company, if the Board of Directors shall have determined that the Merger is not in the best interest of Surviving Company or its shareholders.

          12. Counterparts. This Merger Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Boards of Directors and shareholders of Surviving Company, CKE Subsidiary and Holding Company, is hereby executed on behalf of each of said corporations by their respective officers hereunto duly authorized.

                                          CARL KARCHER ENTERPRISES, INC.,
                                          a California corporation


                                          By:
                                             ----------------------------------
                                                         President

ATTEST:



- ------------------------------------
              Secretary

                                          CKE RESTAURANTS, INC.,
                                          a Delaware corporation


                                          By:
                                             ------------------------------
                                                        President

ATTEST:



- ------------------------------------
              Secretary

                                          CKE FOOD SERVICES, INC.,
                                          a California corporation


                                          By:
                                             ------------------------------
                                                        President

ATTEST:



- ------------------------------------
              Secretary

                                                                      APPENDIX B

                          CERTIFICATE OF INCORPORATION
                                       OF
                             CKE RESTAURANTS, INC.

     ARTICLE I: NAME

     The name of the Corporation is CKE Restaurants, Inc.

     ARTICLE II: DEFINITIONS

     For purposes of this Certificate of Incorporation, the following terms shall have the meanings indicated, and all capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in Section 203(c) of the Delaware General Corporation Law, as in effect on the date hereof:

          (A) "Beneficially Owns" has the meaning set forth in Rule 13d-3 under the Securities Exchange Act of 1934 as in effect on January 1, 1994.

          (B) "Board" means the Board of Directors of the Corporation.

          (C) "Business Combination" shall have the meaning ascribed to it in
     Section 203(c)(3) of the Delaware General Corporation Law; provided, however, that for purposes hereof the term "interested stockholder" appearing therein shall have the meaning ascribed to it in Article II(E) hereof.

          (D) "Interested Stockholder" means any Person (other than the Corporation and any direct or indirect majority-owned subsidiary of the Corporation) that (1) Beneficially Owns 5% or more of the outstanding Voting Stock, or (2) is an Affiliate or Associate of the Corporation and Beneficially Owned 5% or more of the outstanding Voting Stock at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such Person is an Interested Stockholder, or (3) is an Affiliate or Associate of a Person described in (1) or (2) preceding; provided, however, that the term "interested Stockholder" shall not include (i) any Person who (a) Beneficially Owned shares in excess of the 5% limitation set forth herein as of the first date upon which shares of Voting Stock of the Corporation are held of record or beneficially by more than one hundred (100) stockholders and continued to Beneficially Own shares in excess of such 5% limitation or would have Beneficially Owned such shares but for action by the Corporation or (b) acquired such shares from a Person described in (a) above by gift, inheritance or in a transaction in which no consideration was exchanged; or (ii) any Person whose ownership of shares in excess of the 5% limitation set forth herein is the result of action taken solely by the Corporation, provided that such Person shall be an Interested Stockholder if thereafter such Person acquires additional shares of Voting Stock except as a result of further corporate action not caused, directly or indirectly, by such Person. For the purpose of determining whether a Person is an Interested Stockholder,
     (1) the Voting Stock deemed to be outstanding shall include stock deemed to be owned by the Person through application of Section 203(c)(8) of the Delaware General Corporation Law, except that the Voting Stock deemed to be outstanding shall not include any other unissued stock of the Corporation that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise, and (2) a Person engaged in business as an underwriter of securities shall not be deemed to own any Voting Stock acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition.

          (E) "Voting Stock" means stock of the Corporation of any class or series entitled to vote generally in the election of directors of the Corporation, and each reference herein to a percentage or portion of shares of Voting Stock shall refer to such percentage or portion of the votes entitled to be cast by the holders of such shares.

     ARTICLE III: REGISTERED OFFICE

     The address of the registered office of the Corporation in the State of Delaware is Corporation Service Company, 1013 Centre Road, City of Wilmington, County of New Castle and the name of its registered agent at that address is Corporation Service Company.

     ARTICLE IV: PURPOSE

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

     ARTICLE V: AUTHORIZED CAPITAL STOCK

     SECTION 1. Number of Authorized Shares. The Corporation shall be authorized to issue two classes of shares of stock to be designated, respectively, "Common Stock" and "Preferred Stock"; the total number of shares of all classes of stock that the Corporation shall have authority to issue is Fifty-Five Million (55,000,000) shares, consisting of Fifty Million (50,000,000) shares of Common Stock par value $.01 per share, and Five Million (5,000,000) shares of Preferred Stock, par value $.01 per share.

     SECTION 2. Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series. Shares of Preferred Stock that are redeemed, purchased or otherwise acquired by the Corporation may be reissued except as otherwise provided by law. The Board is hereby authorized to fix or alter the designations, powers and preferences, and relative, participating, optional or other rights, if any, and qualifications, limitations or restrictions thereof, including, without limitation, dividend rights (and whether dividends are cumulative), conversion rights, if any, voting rights (including the number of votes, if any, per share, as well as the number of members, if any, of the Board or the percentage of members, if any, of the Board each class or series of Preferred Stock may be entitled to elect), rights and terms of redemption (including sinking fund provisions, if any), redemption price and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, and to increase or decrease the number of shares of any such series subsequent to the issuance of shares of such series, but not below the number of shares of such series then outstanding. Notwithstanding the foregoing, the Board shall have no power to alter the rights of any shares of Preferred Stock then outstanding.

     SECTION 3. Distributions Upon Liquidation. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment of provision for payment of the debts and other liabilities of the Corporation, the holders of each series of Preferred Stock shall be entitled to receive, out of the net assets of the Corporation, an amount for each share of such series of Preferred Stock equal to the amount fixed and determined by the Board in the resolution or resolutions creating such series and providing for the issuance of such shares, and no more, before any of the assets of the Corporation shall be divided among and paid to the holders of shares of Common Stock. If, upon such dissolution, liquidation or winding up, the assets of the Corporation distributable as aforesaid among the holders of Preferred Stock of all series shall be insufficient to permit full payment to them of said preferential amounts, then such assets shall be distributed ratably among such holders of Preferred Stock in proportion to the respective total amounts which they shall be entitled to receive as provided in this Section 3.

     ARTICLE VI: ANNUAL MEETINGS OF STOCKHOLDERS

     The annual meeting of stockholders shall be held at such time, on such date and at such place (within or without the State of Delaware) as provided in the Bylaws of the Corporation. Subject to any requirement of applicable law, the books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the Bylaws of the Corporation. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

     ARTICLE VII: CALL OF SPECIAL MEETINGS OF STOCKHOLDERS

     Special meetings of stockholders of the Corporation for any purpose or purposes may be called at any time by a majority of the members of the Board of Directors or by a committee of the Board of Directors that has been duly designated by the Board of Directors and whose power and authority, as provided in a resolution adopted by the Board of Directors or in the Bylaws of the Corporation, includes the power to call such meetings, but such special meetings of stockholders of the Corporation may not be called by any other Person or Persons or in any other manner; provided, however, that if and to the extent that any special meeting of stockholders may be called by any other Person or Persons specified in any certificate of designations filed under Section 151(g) of the Delaware General Corporation Law (or its successor statute as in effect from time to time), then such special meeting may also be called by the Person or Persons, in the manner, at the times and for the purposes so specified.

     ARTICLE VIII: NUMBER OF DIRECTORS

     SECTION 1. Number of Directors. The number of directors that shall constitute the whole Board shall be as specified in the Bylaws of the Corporation, as the same may be amended from time to time. Notwithstanding the foregoing, during any period in which the holders of any one or more series of Preferred Stock, voting as a class, shall be entitled to elect a specific number of directors by reason of dividend arrearages or other contingencies giving them the right to do so, then and during such time as such right continues, (A) the then otherwise authorized number of directors shall be increased by such specified number of directors and the holders of shares of such series of Preferred Stock, voting as a class, shall be entitled to elect such specified number of directors in accordance with the procedure set forth in the resolution or resolutions of the Board creating such series and providing for the issuance of such shares and (B) each such additional director shall serve until his or her successor shall be elected and shall qualify, or until his or her right to hold such office terminates pursuant to the resolution or resolutions of the Board creating such series of Preferred Stock and providing for the issuance of shares of such series, whichever occurs earlier. Whenever the holders of shares of such series of Preferred Stock are divested of such right to elect directors pursuant to the resolution or resolutions of the Board creating such series and providing for the issuance of such shares, the terms of office of all directors elected by the holders of such series of Preferred Stock pursuant to such rights, or elected to fill any vacancies resulting from the death, resignation or removal of directors so elected by the holders of such series, shall forthwith terminate and the authorized number of directors shall be reduced accordingly.

     SECTION 2. Cumulative Voting. Except as otherwise provided in this Certificate of Incorporation, all rights to vote and all voting power shall be exclusively vested in the Common Stock of the Corporation, and the holders thereof shall be entitled at all elections of directors to as many votes as shall equal the number of votes that (except for this provision as to cumulative voting) he or she would be entitled to cast for the election of directors with respect to his or her shares of stock multiplied by the number of directors to be elected, and such holder may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them as he or she may see fit, and to one vote for each share upon all other matters.

     ARTICLE IX: STOCKHOLDER ACTION BY WRITTEN CONSENT

     Any election of directors or other action by the stockholders of the Corporation may be effected at an annual or special meeting of stockholders and may not be effected by written consent without a meeting.

     ARTICLE X:  ELECTION OF DIRECTORS

     SECTION 1. Classified Board. Except to the extent otherwise provided in any certificate of designations filed under Section 151(g) of the Delaware General Corporation Law (or its successor statute as in effect from time to time), the Board of Directors shall be and is divided into three classes, Class I, Class II and Class III. Such classes shall be as nearly equal in number of directors as reasonably possible. Each director shall serve for a term ending on the third annual meeting following the annual meeting at which such director was elected, provided, however, that the directors first elected to Class I shall serve for a term ending on the annual meeting date next following the end of calendar year 1994, the directors first elected to Class II shall serve for a term ending on the second annual meeting date next following the end of calendar year 1994, and the directors first elected to Class III shall serve for a term ending on the third annual meeting date next following the end of calendar year 1994. The foregoing notwithstanding, each director shall serve until his successor shall have been duly elected and qualified unless he shall resign, become disqualified or shall otherwise be removed.

     At each annual election, the directors chosen to succeed those terms then expiring shall be of the same class of the directors they succeed unless, by reason of any intervening changes in the authorized number of directors, the designated board shall designate one or more directorships whose term then expires as directorships of another class in order more nearly to achieve equality of number of directors among the classes. If a director dies, resigns or is removed, the director chosen to fill the vacant directorship shall be of the same class as the director he succeeds, unless, by reason of any previous changes in the authorized number of directors, the Board shall designate such vacant directorship as a directorship of another class in order more nearly to achieve equality in the number of directors among the classes.

     Notwithstanding the rule that the three classes shall be as nearly equal in number of directors as reasonably possible, in the event of any change in the authorized number of directors, each director then continuing to serve as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term or his prior death, resignation or removal. If any newly created directorship may, consistently with the rule that the three classes shall be as nearly equal in number of directors as reasonably possible, be allocated to one of two or more classes, the Board shall allocate it to that of the available classes whose term of office is due to expire at the earliest date following such allocation.

     Vacancies and newly created directorships resulting from any increase in the authorized number of directors may, unless the Board of Directors determines otherwise, only be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director; provided, however, that if the holders of any class or classes of stock or series thereof are entitled to elect one or more directors, vacancies and newly created directorships of such class or classes or series may only be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

     SECTION 2. Stockholder Nominees. Nominations by stockholders of persons for election to the Board shall be made only in accordance with the procedures set forth in the Bylaws of the Corporation.

     SECTION 3. Removal. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire Board, may be removed from office only for cause at any time, and only by the affirmative vote of the holders of a majority of the shares of Voting Stock then outstanding.

     ARTICLE XI:  BUSINESS COMBINATIONS

     SECTION 1. Vote Required for Certain Business Combinations. In addition to any affirmative vote required by applicable law or any other provision of this Certificate of Incorporation or specified in any agreement, and in addition to any voting rights granted to or held by the holders of Common Stock or Preferred Stock, the approval or authorization of any Business Combination that has not been approved in advance by at least 66 2/3% of the Directors shall require the affirmative vote of the holders of not less than 66 2/3% of the Voting Stock then outstanding.

     SECTION 2. Express Election Not to be Governed by Section 203. The Corporation hereby expressly elects not to be governed by the provisions of
Section 203 of the Delaware General Corporation Law; provided, however, that nothing set forth herein shall affect the application of the definitions in clause (c) thereof, to the extent provided in Article II hereof.

     ARTICLE XII: LIABILITY AND INDEMNIFICATION

     To the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended (the "Delaware Law"), a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. The Corporation shall indemnify, in the manner and to the fullest extent permitted by the Delaware Law, any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. The Corporation may indemnify, in the manner and to the fullest extent permitted by the Delaware Law, any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The Corporation may, to the fullest extent permitted by the Delaware Law, purchase and maintain insurance on behalf of any such director, officer, employee or agent against any liability which may be asserted against such person. To the fullest extent permitted by the Delaware Law, the indemnification provided herein shall include expenses (including Attorneys' fees), judgments, fines and amounts paid in settlement and, in the manner provided by the Delaware Law, any such expenses may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding. The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the fullest extent permitted by the Delaware Law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

     No repeal or modification of the foregoing paragraph shall adversely affect any right or protection of a director of the Corporation existing by virtue of the foregoing paragraph at the time of such repeal or modification.

     ARTICLE XIII: AMENDMENT OF CORPORATE DOCUMENTS

     SECTION 1. Certificate of Incorporation. In addition to any affirmative vote required by applicable law or any other provision of this Certificate of Incorporation or specified in any agreement, and in addition to any voting rights granted to or held by the holders of Common Stock or Preferred Stock, any alteration, amendment, repeal or rescission (any "Change") of any provision of this Certificate of Incorporation must be approved by a majority of the directors of the Corporation then in office and by the affirmative vote of the holders of a majority of the Voting Stock then outstanding; provided, however, that if any such Change relates to Articles II, VII, IX, X, XI and XIV hereof or this Article XIII, such Change must also be approved by the affirmative vote of the holders of not less than 66 2/3% of the shares of Voting Stock then outstanding. Subject to the foregoing, the Corporation reserves the right to alter, amend, repeal or rescind any provision contained in this Certificate of Incorporation in any manner now or hereafter prescribed by law.

     SECTION 2. Bylaws. The Board shall have the power to make, alter, amend, repeal or rescind the Bylaws of the Corporation.

     ARTICLE XIV: APPRAISAL RIGHTS

     To the maximum extent permissible under Section 262 of the Delaware General Corporation Law, the stockholders of the Corporation shall be entitled to the statutory appraisal rights provided therein, notwithstanding any exception otherwise provided therein, with respect to any transaction described in Article XI involving the Corporation that requires the affirmative vote of the holders of not less than 66 2/3% of the Voting Stock then outstanding.

     ARTICLE XV: INCORPORATOR

     The name and mailing address of the incorporator of the Corporation is:

                        Jacqueline N. Casper
                        c/o Corporation Service Company
                        1013 Center Road
                        Wilmington, Delaware 19805

     The undersigned, being the incorporator hereinbefore named, for the purpose of forming a corporation to do business both within and without the State of Delaware, and in pursuance of the Delaware General Corporation Law, does make the file this Certificate.

                                             /s/  JACQUELINE N. CASPER
                                          --------------------------------------
                                                   Jacqueline N. Casper
                                                       Incorporator

                                                                      APPENDIX C

                             CKE RESTAURANTS, INC.
                             A DELAWARE CORPORATION

                                     BYLAWS

     ARTICLE I: OFFICES

     SECTION 1.1 Registered Office. The registered office of CKE Restaurants, Inc. (the "Corporation") shall be at Corporation Service Company, 1013 Centre Road, City of Wilmington, County of New Castle, State of Delaware, and the name of the registered agent in charge thereof shall be Corporation Service Company.

     SECTION 1.2 Principal Office. The principal office for the transaction of the business of the Corporation shall be at 1200 North Harbor Boulevard, Anaheim, California 92801. The Board of Directors of the Corporation (the "Board") is hereby granted full power and authority to change said principal office from one location to another.

     SECTION 1.3 Other Offices. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board may from time to time determine or as the business of the Corporation may require.

     ARTICLE II: MEETINGS OF STOCKHOLDERS

     SECTION 2.1 Place of Meetings. All annual meetings of stockholders and all other meetings of stockholders shall be held either at the principal office of the Corporation or at any other place within or without the State of Delaware that may be designated by the Board pursuant to authority hereinafter granted to the Board.

     SECTION 2.2 Annual Meetings. Annual meetings of stockholders of the Corporation for the purpose of electing directors and for the transaction of such other proper business as may come before such meetings may be held at such time and place and on such date as the Board shall determine by resolution.

     SECTION 2.3 Special Meetings. Special meetings of stockholders of the Corporation for any purpose or purposes may only be called in accordance with the provisions of the Certificate of Incorporation.

     SECTION 2.4 Notice of Meetings. Except as otherwise required by law, notice of each meeting of stockholders, whether annual or special, shall be given not less than 10 days nor more than 60 days before the date of the meeting to each stockholder of record entitled to vote at such meeting by delivering a typewritten or printed notice thereof to such stockholder personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to such stockholder at such stockholder's post office address furnished by such stockholder to the Secretary of the Corporation for such purpose, or, if such stockholder shall not have furnished an address to the Secretary for such purpose, then at such stockholder's post office address last known to the Secretary, or by transmitting a notice thereof to such stockholder at such address by telegraph, cable, wireless or fax. Except as otherwise expressly required by law, no publication of any notice of a meeting of stockholders shall be required. Every notice of a meeting of stockholders shall state the place, date and hour of the meeting and, in the case of a special meeting, shall also state the purpose for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder to whom notice may be omitted pursuant to applicable Delaware law or who shall have waived such notice, and such notice shall be deemed waived by any stockholder who shall attend such meeting in person or by proxy, except a stockholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Except as otherwise expressly required by law, notice of any adjourned meeting of stockholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

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

     SECTION 2.5 Quorum. Except as otherwise required by law, the holders of record of a majority in voting interest of the shares of stock of the Corporation entitled to be voted thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of stockholders of the Corporation or any adjournment thereof. Subject to the requirement of a larger percentage vote contained in the Certificate of Incorporation, these Bylaws or by statute, the stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding any withdrawal of stockholders that may leave less than a quorum remaining, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum. In the absence of a quorum at any meeting or any adjournment thereof, a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally called.

     SECTION 2.6  Voting.

     (A) Each stockholder shall, at each meeting of stockholders, be entitled to vote in person or by proxy each share of the stock of the Corporation that has voting rights on the matter in question and that shall have been held by such stockholder and registered in such stockholder's name on the books of the
Corporation:

          (i) on the date fixed pursuant to Section 6.5 of these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting; or

          (ii) if no such record date shall have been so fixed, then (a) at the close of business on the day next preceding the day upon which notice of the meeting shall be given or (b) if notice of the meeting shall be waived, at the close of business on the day next preceding the day upon which the meeting shall be held.

     (B) Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors in such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote such stock. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation the pledgor shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or the pledgee's proxy, may represent such stock and vote thereon. Stock having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the Delaware General Corporation Law.

     (C) Any such voting rights may be exercised by the stockholder entitled thereto in person or by such stockholder as proxy appointed by an instrument in writing, subscribed by such stockholder or by such stockholder's attorney thereunto authorized and delivered to the secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three years from its date unless said proxy shall provide for a longer period. The attendance at any meeting of a stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless such stockholder shall in writing so notify the secretary of the meeting prior to the voting of the proxy. At any meeting of stockholders, all matters, except as otherwise provided in the Certificate of Incorporation, in these Bylaws or by law, shall be decided by the vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat and thereon, a quorum being present. The vote at any meeting of stockholders on any question need not be by ballot, unless so directed by the chairman of the meeting. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by such stockholder's proxy, if there be such proxy, and it shall state the number of shares voted.

     SECTION 2.7 List of Stockholders. The Secretary of the Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of such stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     SECTION 2.8 Judges. If at any meeting of stockholders a vote by written ballot shall be taken on any question, the chairman of such meeting may appoint a judge or judges to act with respect to such vote. Each judge so appointed shall first subscribe an oath faithfully to execute the duties of a judge at such meeting with strict impartiality and according to the best of such judge's ability. Such judges shall decide upon the qualification of the voters and shall report the number of shares represented at the meeting and entitled to vote on such question, shall conduct and accept the votes, and, when the voting is completed, shall ascertain and report the number of shares voted respectively for and against the question. Reports of judges shall be in writing and subscribed and delivered by them to the Secretary of the Corporation. The judges need not be stockholders of the Corporation, and any officer of the Corporation may be a judge on any question other than a vote for or against a proposal in which such officer shall have a material interest.

     SECTION 2.9 Advance Notice of Stockholder Proposals and Stockholder Nominations.

     (A) At any meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (i) by or at the direction of the Board or (ii) by any stockholder of the Corporation who complies with the notice procedures set forth in this Section 2.9(A). For business to be properly brought before any meeting of the stockholders by a stockholder, the stockholder must have given notice thereof in writing to the Secretary of the Corporation not less than 90 days in advance of such meeting or, if later, the seventh day following the first public announcement of the date of such meeting. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (2) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (3) the class and number of shares of the Corporation that are beneficially owned by the stockholder, and (4) any material interest of the stockholder in such business. In addition, the stockholder making such proposal shall promptly provide any other information reasonably requested by the Corporation. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any meeting of the stockholders except in accordance with the procedures set forth in this Section 2.9. The Chairman of any such meeting shall direct that any business not properly brought before the meeting shall not be considered.

     (B) Nominations for the election of directors may be made by the Board or by any stockholder entitled to vote in the election of directors; provided, however, that a stockholder may nominate a person for election as a director at a meeting only if written notice of such stockholder's intent to make such nomination has been given to the Secretary of the Corporation not later than 90 days in advance of such meeting or, if later, the seventh day following the first public announcement of the date of such meeting. Each such notice shall set forth: (i) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting and nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the United States Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board; and (v) the consent of each nominee to serve as a director of the Corporation if so elected. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Corporation. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this
Section 2.9(B). The Chairman of any meeting of stockholders shall direct that any nomination not made in accordance with these procedures be disregarded.

     ARTICLE III: BOARD OF DIRECTORS

     SECTION 3.1 General Powers. Subject to any requirements in the Certificate of Incorporation, these Bylaws, and of the Delaware General Corporation Law as to action which must be authorized or approved by the stockholders, any and all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be under the direction of, the Board to the fullest extent permitted by law. Without limiting the generality of the foregoing, it is hereby expressly declared that the Board shall have the following powers, to wit:

          (A) to select and remove all the officers, agents and employees of the Corporation, prescribe such powers and duties for them as may not be inconsistent with law, the Certificate of Incorporation or these Bylaws, fix their compensation, and require from them security for faithful service;

          (B) to conduct, manage and control the affairs and business of the Corporation, and to make such rules and regulations therefor not inconsistent with law, the Certificate of Incorporation or these Bylaws (as the same may be amended from time to time), as it may deem best;

          (C) to change the location of the registered office of the Corporation in Section 1.1 hereof; to change the principal office and the principal office for the transaction of the business of the Corporation from one location to another as provided in Section 1.2 hereof; to fix and locate from time to time one or more subsidiary offices of the Corporation within or without the State of Delaware as provided in Section 1.3 hereof; to designate any place within or without the State of Delaware for the holding of any meeting or meetings of stockholders; and to adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time, and in its judgment as it may deem best, provided such seal and such certificate shall at all times comply with the provisions of law;

          (D) to authorize the issue of shares of stock of the Corporation from time to time, upon such terms and for such considerations as may be lawful;

          (E) to borrow money and incur indebtedness for the purposes of the Corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust and securities therefor; and

          (F) by resolution adopted by a majority of the authorized number of directors, to designate an executive and other committees of the Board, each consisting of one or more directors, to serve at the pleasure of the Board, and to prescribe the manner in which proceedings of such committee or committees shall be conducted.

     SECTION 3.2 Number and Term of Office. The authorized number of directors of the Corporation shall be nine (9) until this Section 3.2 is amended by a resolution duly adopted by the Board. Directors need not be stockholders. With the exception of Carl N. Karcher, no person who has attained the age of 70 shall be eligible for election to the Board. Each of the directors of the Corporation shall hold office until such director's successor shall have been duly elected and shall qualify or until such director shall resign or shall have been removed in the manner provided in these Bylaws.

     SECTION 3.3 Election of Directors. The directors shall be elected by the stockholders of the Corporation, and at each election the persons receiving the greater number of votes, up to the number of directors then to be elected, shall be the persons then elected. The election of directors is subject to any provisions contained in the Certificate of Incorporation relating thereto, including any provisions for a classified Board.

     SECTION 3.4 Resignations. Any director of the Corporation may resign at any time by giving written notice to the Board or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time be not specified, it shall take effect immediately upon receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

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

     SECTION 3.5 Vacancies. Except as otherwise provided in the Certificate of Incorporation, any vacancy in the Board, whether because of death, resignation, disqualification, an increase in the number of directors or any other cause, may be filled by vote of the majority of the remaining directors, even though less than a quorum, or by a sole remaining director; provided, however, that whenever the holders of any class or series of shares are entitled to elect one or more directors, any vacancy or newly created directorship of such class or series may be filled by a majority of the directors elected by such class or series then in office, or by a sole remaining director so elected. Each director so chosen to fill a vacancy shall hold office until such director's successor shall have been elected and shall qualify or until such director shall resign or shall have been removed. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

     SECTION 3.6 Place of Meeting. The Board or any committee thereof may hold any of its meetings at such place or places within or without the State of Delaware as the Board or such committee may from time to time by resolution designate or as shall be designated by the person or persons calling the meeting or in the notice or a waiver of notice of any such meeting. Directors may participate in any regular or special meeting of the Board or any committee thereof by means of conference telephone or similar communications equipment pursuant to which all persons participating in the meeting of the Board or such committee can hear each other, and such participation shall constitute presence in person at such meeting.

     SECTION 3.7 Regular Meetings. Regular meetings of the Board may be held at such times as the Board shall from time to time by resolution determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting shall be held at the same hour and place on the next succeeding business day not a legal holiday. Except as provided by law, notice of regular meetings need not be given.

     SECTION 3.8 Special Meetings. Special meetings of the Board for any purpose or purposes shall be called at any time by the Chairman of the Board or, if the Chairman of the Board is absent or unable or refuses to act, by the Chief Executive Officer or the President. Except as otherwise provided by law or by these Bylaws, written notice of the time and place of special meetings shall be delivered personally or by facsimile transmission to each director, or sent to each director by mail or by other form of written communication, charges prepaid, addressed to such director at such director's address, or in the case of facsimile transmission at the facsimile number, as it is shown upon the records of the Corporation, or, if it is not so shown on such records and is not readily ascertainable, at the place in which the meetings of the directors are regularly held. In case such notice is mailed or telegraphed, it shall be deposited in the United States mail or delivered to the telegraph company in the County in which the principal office for the transaction of the business of the Corporation is located at least 48 hours prior to the time of the holding of the meeting. In case such notice is delivered personally or by facsimile transmission as above provided, it shall be delivered at least 24 hours prior to the time of the holding of the meeting. Such mailing, telegraphing, delivery or facsimile transmission as above provided shall be due, legal and personal notice to such director. Except where otherwise required by law or by these Bylaws, notice of the purpose of a special meeting need not be given. Notice of any meeting of the Board shall not be required to be given to any director who is present at such meeting, except a director who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     SECTION 3.9 Quorum and Manner of Acting. Except as otherwise provided in these Bylaws, the Certificate of Incorporation or by applicable law, the presence of a majority of the authorized number of directors shall be required to constitute a quorum for the transaction of business at any meeting of the Board, and all matters shall be decided at any such meeting, a quorum being present, by the affirmative vote of a majority of the directors present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, provided any action taken is approved by at least a majority of the required quorum for such meeting. In the absence of a quorum, a majority of directors present at any meeting may adjourn the same from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. The directors shall act only as a Board, and the individual directors shall have no power as such.

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

     SECTION 3.10 Action by Consent. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if consent in writing is given thereto by all members of the Board or of such committee, as the case may be, and such consent is filed with the minutes of proceedings of the Board or of such committee.

     SECTION 3.11 Compensation. Directors who are not employees of the Corporation or any of its subsidiaries may receive an annual fee for their services as directors in an amount fixed by resolution of the Board, and, in addition, a fixed fee, with or without expenses of attendance, may be allowed by resolution of the Board for attendance at each meeting, including for attendance at each meeting of a committee of the Board. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation therefor.

     SECTION 3.12 Committees. By resolution adopted by a majority of the authorized number of directors, the Board may designate an audit committee and a compensation committee and such other committees as it shall determine. Each committee shall consist of two or more of the members of the Board and shall serve at the pleasure of the Board. Each such committee shall be governed by a charter adopted by a majority of the authorized number of directors. To the extent provided in any such charter and subject to any restrictions or limitations on the delegation of power and authority imposed by applicable law, any such committee shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Any such committee shall keep written minutes of its meetings and report the same to the Board at the next regular meeting of the Board. Unless the Board or these Bylaws shall otherwise prescribe the manner of proceedings of any such committee, meetings of such committee may be regularly scheduled in advance and may be called at any time by the chairman of the committee or by any two members thereof; otherwise, the provisions of these Bylaws with respect to notice and conduct of meetings of the Board shall govern committees of the Board and actions by such committees.

     ARTICLE IV: OFFICERS

     SECTION 4.1 Officers. The officers of the Corporation shall be a Chief Executive Officer, a President, one or more Vice Presidents (the number thereof and their respective titles to be determined by the Board), a Secretary, and such other officers as may be appointed at the discretion of the Board in accordance with the provisions of Section 4.3 hereof. The Board may appoint a Chairman of the Board and, if the Board so designates, the Chairman of the Board may be an officer of the Corporation. Any number of offices may be held by the same person.

     SECTION 4.2 Election. The officers of the Corporation, except such officers as may be appointed or elected in accordance with the provisions of Sections 4.3 or 4.5 hereof, shall be chosen annually by the Board at the first meeting thereof held after the annual meeting of stockholders, and each officer shall hold office until such officer shall resign or shall be removed or otherwise disqualified to serve, or until such officer's successor shall be elected and qualified.

     SECTION 4.3 Other Officers. In addition to the officers chosen annually by the Board at its first meeting, the Board also may appoint or elect such other officers as the business of the Corporation may require, each of whom shall have such authority and perform such duties as are provided in these Bylaws or as the Board may from time to time specify and each of whom shall hold office until such officer shall resign or shall be removed or otherwise disqualified to serve, or until such officer's successor shall be elected and qualified.

     SECTION 4.4 Removal and Resignation. Any officer may be removed, either with or without cause, by resolution of the Board passed by a majority of the directors at the time in office, at any regular or special meeting of the Board, or, except in case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

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

     SECTION 4.5 Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to such office.

     ARTICLE V: CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

     SECTION 5.1 Execution of Contracts. The Board, except as in these Bylaws otherwise provided, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and unless so authorized by the Board or by these Bylaws, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount.

     SECTION 5.2 Checks, Drafts, Etc. All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each such officer, assistant, agent or attorney shall give such bond, if any, as the Board may require.

     SECTION 5.3 Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the Chairman of the Board, the Chief Executive Officer, the President, any Vice President or the Treasurer (or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall from time to time be determined by the Board) may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation.

     SECTION 5.4 General and Special Bank Accounts. The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

     ARTICLE VI: SHARES AND THEIR TRANSFER

     SECTION 6.1 Certificates for Stock. Every owner of stock of the Corporation shall be entitled to have a certificate or certificates, to be in such form as the Board shall prescribe, certifying the number and class or series of shares of the stock of the Corporation owned by such owner. The certificates representing shares of such stock shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by the Chairman of the Board, the Chief Executive Officer, the President or any Vice President, and by the Secretary or the Treasurer. Any or all of the signatures on the certificates may be a facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any such certificate, shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as though the person who signed such certificate, or whose facsimile signature shall have been placed thereupon, were such officer, transfer agent or registrar at the date of issue. A record shall be kept of the respective names of the persons, firms or corporations owning the stock represented by such certificates, the number and class or series of shares represented by such certificates, respectively, and the respective dates thereof, and in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for exchange or transfer shall be canceled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so canceled, except in cases provided for in Section 6.4 hereof.

     SECTION 6.2 Transfers of Stock. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by such holder's attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, or with a transfer clerk or a transfer agent appointed as provided in Section 6.3 hereof, and upon surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact shall be so expressed in the entry of transfer if, when the certificate or certificates shall be presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

     SECTION 6.3 Regulations. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

     SECTION 6.4 Lost, Stolen, Destroyed, and Mutilated Certificates. In any case of loss, theft, destruction, or mutilation of any certificate of stock, another may be issued in its place upon proof of such loss, theft, destruction, or mutilation and upon the giving of a bond of indemnity to the Corporation in such form and in such sum as the Board may direct; provided, however, that a new certificate may be issued without requiring any bond when, in the judgment of the Board, it is proper so to do.

     SECTION 6.5 Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. If in any case involving the determination of stockholders for any purpose other than notice of or voting at a meeting of stockholders the Board shall not fix such a record date, then the record date for determining stockholders for such purpose shall be the close of business on the day on which the Board shall adopt the resolution relating thereto. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of such meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

     ARTICLE VII: INDEMNIFICATION

     SECTION 7.1 Scope of Indemnification. The Corporation shall indemnify, in the manner and to the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereinafter be amended (the "Delaware Law"), and by the Certificate of Incorporation, any person (or the estate of any person) who is or was a party, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person to the fullest extent permitted by the Delaware Law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office. The Corporation may enter into indemnification agreements with any one or more of its directors, officers, employees and agents upon resolution duly adopted by the Board of Directors. Such agreements may indemnify such persons to the fullest extent permissible under law.

     ARTICLE VIII: MISCELLANEOUS

     SECTION 8.1 Seal. The Board shall adopt a corporate seal, which shall be in the form of a circle and shall bear the name of the Corporation and words showing that the Corporation was incorporated in the State of Delaware.

     SECTION 8.2 Waiver of Notices. Whenever notice is required to be given by these Bylaws or the Certificate of Incorporation or by law, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice.

     SECTION 8.3 Amendments. Except as otherwise provided herein or in the Certificate of Incorporation, these Bylaws or any of them may be altered, amended, repealed or rescinded and new Bylaws may be adopted by the Board, or by the stockholders at any annual or special meeting of stockholders provided that notice of such proposed alteration, amendment, repeal, rescission or adoption is given in the notice of such meeting.

     SECTION 8.4 Representation of Other Corporations. The Chairman of the Board, the Chief Executive Officer, the President or the Secretary or any Vice President of the Corporation is authorized to vote, represent and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority herein granted to said officers to vote or represent on behalf of the Corporation any and all shares held by the Corporation in any other corporation or corporations may be exercised either by such officers in person or by any person authorized so to do by proxy or power of attorney duly executed by such officers.

     SECTION 8.5 Jurisdiction for Stockholder Suits. Any action brought by any stockholder against the Corporation or against any officer, director, employee, agent or advisor of the Corporation, including without limitation any such action brought on behalf of the Corporation, shall be brought solely in a court of competent jurisdiction located in the State of Delaware.

                         CARL KARCHER ENTERPRISES, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 20, 1994

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated May 17, 1994, and hereby appoints Donald E. Doyle and Loren C. Pannier as Proxies (each with full power to act in the absence of the others, the act of a majority of those present to be controlling, each with full power of substitution), to represent and to vote, as designated below, all the shares of common stock of Carl Karcher Enterprises, Inc. held of record by the undersigned on May 10, 1994, at the Annual Meeting of Shareholders to be held on June 20, 1994, or any adjournment or postponement thereof.

   1.  REINCORPORATION PROPOSAL.

                    FOR  / /    AGAINST  / /    ABSTAIN  / /

   2.  ELECTION OF DIRECTORS:

          FOR all nominees listed below         WITHHOLD AUTHORITY to vote for
          (except as marked to the              all nominees listed below  / /
          contrary below)  / /

       INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.

                    William P. Foley II, Donald E. Doyle, Carl N. Karcher, Peter Charm, Carl L. Karcher, Daniel D. (Ron) Lane, Elizabeth A. Sanders, Frank A. Willey.

   3.  PROPOSAL TO APPROVE THE CKE RESTAURANTS, INC. 1994 STOCK INCENTIVE PLAN.

                    FOR  / /    AGAINST  / /    ABSTAIN  / /

   4. In their discretion, the Proxies are authorized to vote upon such other business as may be properly come before the meeting.

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE REINCORPORATION PROPOSAL, FOR THE ELECTION OF EACH OF THE DIRECTORS NAMED HEREIN, FOR APPROVAL OF THE CKE RESTAURANTS, INC. 1994 STOCK INCENTIVE PLAN AND IN THE DISCRETION OF THE PROXIES UPON OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

   Please sign exactly as the name appears below. When shares are held by joing tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. if a partnership, please sign in partnership name by authorized person.

                                                      Dated:              , 1994
                                                             -------------

                                                      --------------------------
                                                              Signature

                                                      --------------------------
                                                      Signature if held jointly

              PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                    PROMPTLY USING THE ENCLOSED ENVELOPE.